                                                                   EXHIBIT 10.21

7 July 1993

Mr. Alain Cohen
MIL 3
3400 International Dr.,
Suite 4L
N.W., Washington D.C.  20008

Subject:  Letter Agreement on Administration of Building Common Areas

In connection with the Agreement of lease between INTELSAT and MIL 3, Inc. (INTEL-L-1433) dated 16 June 1993, INTELSAT ("Landlord") and MIL 3 ("Tenant") hereby agree to the terms of this letter agreement which further clarify the Lease and Building Rules and Regulations. The Landlord hereby agrees to make appropriate adjustments within its procedures to adhere to the following clarifications:

4.  Signage:

The Landlord shall develop uniform building signage standards for all Multi-Tenant common areas which shall include directory locations, suite numbers and proprietary signage at suite entrances, on glass, doors or adjacent vicinity within the pod floor. No signage shall be installed without prior written consent of Landlord. (INTELSAT is currently working with an outside vendor to assist in developing signage standards and will convey the results to the Tenant no later that 31 August 1993.)

6.  Art work:

No tenant art work shall be installed within the Multi-Tenant common areas without prior written consent of Landlord, who shall first obtain the consent of all affected parties. The Landlord shall bear no liability for any such art work.

10.  Quiet Enjoyment:

The Landlord agrees to protect the Tenant's quiet enjoyment of the demised premises in a commercially reasonable fashion and if the Landlord permits receptions to be held within the building areas adjacent to the Tenant's premises, Landlord shall (1) provide five (5) days advance notice of the reception, unless Landlord itself has less than five (5) days notice, in which case, Landlord shall notify tenant as soon as reasonably possible, (2) prevent the placement of obstacles in front of the double doors leading to the atrium adjacent to Pod 4L to maintain a minimum safe clearance of five (5) feet, and
(3) prevent the placement of wires and/or cabling by suite entrances or by the double doors leading to the atrium adjacent to Pod 4L which do not protect the safety of the building occupants.

40. (of the lease) Reporting of Payments:

With regard to the Reporting of Payments clause, INTELSAT has concluded that the requirement for a certification by MIL 3's auditors under the Reporting of Payments clause does not apply as it is INTELSAT's view that the net value of this contract falls below the $500,000 threshold.

If you are in agreement with the above clarifications please sign below as an acknowledgement and return to me.

Sincerely,


/s/ Robert A. Lambert
-----------------------------------------
Robert A. Lambert
Department Manager,
Facilities Management and Office Services

Acknowledgement:     /s/ Alain Cohen      Date:   7/16/93
                  ------------------            ---------

                  MIL 3 ( or designated representative)

cc:  C. Lewis
     D. Meltzer
     Mil 3 Lease file

                                                                   5 August 1993

Mr. Alain Cohen
MIL 3, Inc.
3400 International Dr., N.W.
Suite 4L
Washington D.C.  20008

Dear Alain:

     Attached for your files is a fully signed original of INTEL-L-1433 and a copy of the signed letter agreement, dated 7 July 1993.

     All rental payments and inquiries should be directed to Tuula Sumpter, Shannon & Luchs Polinger, at (202) 944-8235. If you have any questions regarding the Lease, please feel free to contact me.

                              Sincerely,


                              /s/ Cecilia R. Lewis
                              ------------------------------
                              Cecilia R. Lewis
                              Special Projects Administrator

Attachment

cc:  K. Gross/MIL 3, Inc.
     R. Lambert  w/o attachment
     D. Meltzer  w/o attachment
     file

                                                                    INTEL-L-1433



                               AGREEMENT OF LEASE

                                    BETWEEN

                        INTERNATIONAL TELECOMMUNICATIONS

                             SATELLITE ORGANIZATION

                                      AND

                                   MIL 3, INC

                                                             DATE:  18 June 1993

                               TABLE OF CONTENTS

Article No.    Title                                            Page
-----------    -----                                            ----
     1.        DEMISED PREMISES...............................     1

     2.        TERM...........................................     2

     3.        USE............................................     3

     4.        RENTAL.........................................     4

     5.        RENTAL ESCALATION..............................     8

     6.        SECURITY DEPOSIT...............................    10

     7.        PREOCCUPANCY WORK AGREEMENT....................    10

     8.        ASSIGNMENT AND SUBLETTING......................    11

     9.        CLEANING AND MAINTENANCE BY TENANT.............    13

     10.       ALTERATIONS....................................    13

     11.       SIGNS AND FURNISHINGS..........................    14

     12.       ENTRY FOR HOUSEKEEPING, REPAIRS AND INSPECTIONS    15

     13.       INSURANCE RATING...............................    15

     14.       TENANT'S EQUIPMENT.............................    16

     15.       INDEMNITY AND PUBLIC LIABILITY INSURANCE.......    17

     16.       SERVICES AND UTILITIES.........................    18

     17.       METERED UTILITIES..............................    22

     18.       RESPONSIBILITY FOR DAMAGE TO DEMISED PREMISES..    23

     19.       LIABILITY FOR DAMAGE TO PERSONAL PROPERTY AND
               PERSONS........................................    23

     20.       FIRE AND OTHER CASUALTY DAMAGE TO DEMISED
               PREMISES.......................................    24


Article No.    Title                                            Page
-----------    -----                                            ----
     21.       BANKRUPTCY OR INSOLVENCY.......................    25

     22.       DEFAULT OF TENANT..............................    28

     23.       WAIVER.........................................    31

     24.       FIRST MORTGAGE.................................    31

     25.       ATTORNMENT.....................................    32

     26.       CONDEMNATION...................................    32

     27.       RULES AND REGULATIONS..........................    33

     28.       RIGHT OF LANDLORD TO CURE TENANT'S DEFAULT;
               LATE PAYMENTS..................................    33

     29.       NO PARTNERSHIP.................................    34

     30.       NO REPRESENTATIONS BY LANDLORD.................    34

     31.       BROKERS........................................    34

     32.       NOTICES........................................    35

     33.       ESTOPPEL CERTIFICATES..........................    35

     34.       COVENANTS OF LANDLORD..........................    36

     35.       SURRENDER OF DEMISED PREMISES..................    36

     36.       HOLDING OVER...................................    37

     37.       LIEN FOR RENT..................................    37

     38.       UNDERLYING LEASE...............................    37

     39.       SALES AND EXCISE TAXES.........................    38

     40.       REPORTING OF PAYMENTS..........................    38

     41.       GENDER.........................................    39

     42.       BENEFIT AND BURDEN.............................    39


Article No.    Title                                            Page
-----------    -----                                            ----
     43.       GOVERNING LAW..................................    39

     44.       WAIVER OF TRIAL BY JURY........................    39

     45.       OPTION TO LEASE ADDITIONAL OFFICE SPACE........    39

     46.       PARKING OPTION.................................    40

     47.       MISCELLANEOUS..................................    40

     48.       ENTIRE AGREEMENT...............................    41

Exhibit A      Plan of Demised Premises                           1A

Exhibit B      Preoccupancy Work                                  1B

Exhibit C      Rules and Regulations                              1C

Exhibit D      Plan of Phase I of the Office Building             1D

Exhibit E      Letter of 17 December 1992                         1E


                                     LEASE
                                     -----

     THIS LEASE number INTEL-L-1433 is made and entered into this 18th day of June, 1993, by and between the International Telecommunications Satellite Organization ("Landlord") and MIL 3, Inc. ("Tenant").

     In consideration of the agreements hereinafter set forth, the parties hereto mutually agree as follows:

1.   DEMISED PREMISES
     ----------------

     Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, four (4) separate areas of office space (the "demised premises"), outlined on Exhibit A attached hereto, located on the second and fourth levels of Pod L of Phase II of the office building situated at 3400 International Drive, N.W., Washington, D.C. 20008-3098. All references in this lease to the "Building" shall mean only Phase II of the office building, a plan of which is provided in Exhibit D attached hereto. The demised premises constitute a total of 7,172 square feet of rentable area, which includes a proportionate share of the common areas of Pod L as well as a proportionate share of the common areas of the Building. The four separate areas of office space constituting the demised premises have been measured by Landlord to be 1,441 and 1,261 square feet of rentable area in Pod 4L; and 2,151 and 2,319 square feet of rentable area in Pod 2L. The rentable area calculation consists of the net useable area of office space (NU) plus the proportionate share of common corridor areas within a pod floor (P), multiplied by the proportionate share of the common areas of the Building (Core Factor)(1.08) (i.e., [NU + P] x 1.08). Tenant shall have the right, at its sole expense, to measure one or more of the spaces after construction is completed to verify Landlord's measurements. If Tenant's measurements (based on the most recent version of the Washington Board of Realtor's Standard Method of Measurement) reveals a discrepancy of more than 1% between the rentable area provided in this Lease and the rentable area based on said measurement, the parties agree to amend the terms of this Lease to conform to the actual measurement. Tenant hereby agrees that Landlord shall have the right, for the purposes of accommodating other tenants of Pod L or otherwise, to increase or decrease the dimensions, change the configuration, or to otherwise alter the common corridors;

however, any such alteration of the common areas shall not increase or decrease the amount of common area attributable to Tenant as specified in this Article.

2.  TERM
    ----

    A. The term of this Lease (hereinafter referred to as the "term") shall be for a period of five (5) years commencing on the date (the "Lease Commencement Date") which corresponds to the later of (a) the date that Landlord notifies Tenant that Landlord's Work (as set forth in Exhibit B of this Lease) is substantially complete and the demised premises are available for occupancy by Tenant (which notification shall be given on or about 15 April 1993) or (b) three (3) business days following execution of this lease by both parties. The term shall expire at midnight on the date (the "Lease Expiration Date") which is five (5) years after the Lease Commencement Date.

    B.  Option to Renew
        ---------------

          Tenant shall have and is hereby granted the option to renew or extend the term of this Lease for an additional period of five (5) years (the "Renewal Period"). Subject to the provisions of paragraph C of this Article, the renewal option shall be exercisable by Tenant giving written notice to Landlord of the exercise of such renewal option at least six (6) months prior to the expiration of the initial term of this Lease. The Renewal Period shall be upon the same terms, covenants and conditions as set forth herein with respect to the initial term of this Lease, except that (i) the fixed monthly rental payable pursuant to Article 4 during such Renewal Period shall be equal to the greater of (a) the fixed monthly rental payable hereunder during the Lease Adjustment Year (hereafter defined) immediately prior to the commencement of such Renewal Period, or
     (b) the market rate of fixed monthly rental for comparable office space in the area prevailing at the commencement of such Renewal Period; provided, however, that the fixed monthly rental payable for the first year of the Renewal Period shall not exceed by more than 3% the fixed monthly rental payable by Tenant during the last Lease Adjustment Year of the initial term. Thereafter, the fixed monthly rental may be adjusted annually at 30% of the increase in the Consumer Price Index; however, each year's increase shall not exceed 3% of the fixed monthly rental for the previous Lease Adjustment Year. All references in this Lease to the term hereof shall be construed to mean the initial term and such Renewal Period, unless the context clearly indicates another meaning is intended.

     C.  Conditions of Exercise of Option to Renew
         -----------------------------------------

          The renewal option referred to in paragraph B of this Article may not be exercised by Tenant if, at the time specified in paragraph B for exercising such option, (i) this Lease shall not be in full force and effect, (ii) Tenant shall not be in possession of the demised premises, or
     (iii) an Event of Bankruptcy (as defined in Article 21) or an event of default (as defined in Article 22) shall have occurred and shall be continuing. If Tenant shall fail to exercise the renewal option granted hereunder during the time or in the manner provided in paragraph B for the exercise thereof, or if at the time specified for the exercise of such renewal option, Tenant shall not be entitled to exercise such option because of the provisions of this paragraph C, then and in any such event, such renewal option shall be absolutely void and of no force and effect.

3.  USE
    ---

    Tenant shall use and occupy the demised premises solely for office use in accordance with applicable regulations, and for no other purpose; provided, however, that Tenant may use the demised premises for the production and sales of computer software and documentation. Tenant will not use or occupy the demised premises for any unlawful, disorderly, or hazardous purpose, and will comply with all present and future laws, ordinances, regulations and orders of all governmental authorities having jurisdiction over the demised premises. Tenant will not suffer any act to be done or any condition to exist on the demised premises which may interfere unreasonably with the use of any other property or improvements within the International Center. Notwithstanding anything to the contrary, Tenant may bring and keep ordinary office supplies within the demised premises.

4.  RENTAL
    ------

    A.  Fixed Monthly Rental
        --------------------

    Tenant shall pay to Landlord a fixed monthly rental of Five Thousand Four Hundred and One Dollars ($5,401.00) for the office spaces located in Pod 2L and Five Thousand and Forty Four Dollars ($5,044.00) for the office spaces located in Pod 4L due and payable in advance on the first (1st) day of each and every calendar month during the term of this Lease and any renewals of such term pursuant to Article 2; however, the fixed monthly rental for the first full month of the first lease year (exclusive of the abatement for this month) shall be due and payable upon execution of this Lease.

Landlord shall abate fifty percent (50%) of the fixed monthly rental for each of the first twelve (12) months of the first lease year.

    B.  Operating Costs
        ----------------

        (1) In addition to the fixed monthly rental set forth in paragraph A above, Tenant shall pay to Landlord throughout the term of this Lease, as additional rental, two percent (2%) (being the approximate and agreed upon proportion which the floor area of the demised premises [7,172] bears to the architectural and engineering (A&E) design figure for total area of the Building [296,733]) of the Actual Operating Expenses. Tenant shall receive an annual credit in the amount of $300 to be applied toward payment of Operating Expenses.

        (2) The Projected Operating Expenses are estimated to be Four Dollars and Fifty Cents ($4.50) per square foot of total area of the Building for 1993.

        (3) Upon the Lease Commencement Date, and thereafter at the beginning of each calendar year during the term of this Lease, Landlord shall provide Tenant with a statement showing Landlord's Projected Operating Expenses for such calendar year. Tenant's proportionate share of the Projected Operating Expenses shall be due and payable, in equal monthly installments, in advance, on the first (1st) day of each and every calendar month of such year.

        (4) Within the period of ninety (90) days (or as soon thereafter as possible) after the close of each calendar year during the term of this Lease, Landlord shall give Tenant a statement of such year's Actual Operating Expenses and a comparison of same with the Projected Operating Expenses. Tenant's proportionate share of the amount by which the Actual Operating Expenses for such year exceeds the Projected Operating Expenses for such year shall be due and payable by Tenant within thirty
        (30) days of receipt of said statement. If any year-end statement provided by Landlord to Tenant pursuant to this paragraph shows that the Actual Operating Expenses during the year covered by that statement was less than the Projected Operating Expenses on which monthly payments were made for that year, Tenant's proportionate share of the overpayments for that year may be deducted by Tenant from its next payment or payments of fixed monthly rental. Any such overpayments by Tenant during the last calendar year of the term of this Lease shall be refunded within ninety (90) days after the close of such calendar year, unless an event of default shall have occurred and shall be continuing.

        (5) "Actual Operating Expenses", as that term is used herein, shall consist of all operating expenses of the Building. Actual Operating Expenses shall be computed on the accrual basis and shall include all expenditures to maintain all facilities in operation of the Building and such additional facilities in subsequent years as may be reasonably determined by Landlord to be necessary. Actual Operating Expenses shall mean all expenses, costs and disbursements (but not replacement of capital investment items or specific costs especially billed to and paid by specific tenants or any fines and penalties imposed upon Landlord or its agents, except if incurred by Landlord as a result of an act or omission of Tenant) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership and operation of the Building, including but not limited to, the following:

            (a) Wages and salaries of all employees engaged in the operation, maintenance, housekeeping, or security of the Building and grounds, including payroll, taxes, insurance and benefits relating thereto.

            (b) All supplies and materials used in the operation, maintenance, housekeeping, and security of the Building and grounds.

            (c) Cost of all utilities including surcharges for the Building and the cost of water, sewer, power, heating, lighting, air conditioning and ventilation for the Building.

            (d) Cost of all maintenance, housekeeping, and service agreements for the grounds, the Building and the equipment therein, including but not limited to, security and energy management services, window cleaning, snow removal, elevator maintenance, and janitorial service.

            (e) Cost of all insurance relating to the Building and grounds, including the cost of casualty and liability insurance applicable to the Building and grounds, and Landlord's personal property used in connection therewith.

            (f) Cost of repairs and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Building other than Tenant).

            (g) Management fees for the management of the Building.

            (h) The costs of any additional services not provided to the Building or grounds at the Lease Commencement Date but thereafter provided by Landlord in the prudent management of the Building as a whole.

            (i) The cost of any capital improvements made to the Building or grounds after the Lease Commencement Date that reduce other operating expenses or are required under any governmental law or regulation that was not applicable to the Building or grounds at the time it was constructed, such cost thereof to be amortized over such reasonable period as Landlord shall determine in accordance with Generally Accepted Accounting Principles

            (GAAP) together with interest on the unamortized balance at the rate of 10% per annum.

            (j) Property taxes imposed upon the demised premises by the District of Columbia or the Government of the United States, but only to the extent the rate of such taxes exceeds $2.15 for each $100 of assessed market value.

        (6) Operating Expenses shall be "net" only, and for that purpose shall be reduced by the amounts of any reimbursement, refund or credit received or receivable by Landlord with respect to any item of cost that is included in operating expenses. The following items shall be excluded from the definition of operating expenses as used herein:

            (a) Interest on debt or amortization payments on any mortgage or rental under any ground lease or other underlying lease;

            (b) Any real estate brokerage commissions or other cost incurred in procuring other tenants;

            (c) Any advertising expenses;

            (d) Salaries of officers and employees of Landlord to the extent not engaged in the management of the Building;

            (e) The cost of any items for which Landlord is reimbursed by insurance or otherwise; and

            (f) The cost of any repairs, alterations, improvements or other items which are made in order to prepare for a new tenant's occupancy.

        (7) Tenant at its expense shall have the right at all reasonable times to audit Landlord's books and records relating to Actual Operating Expenses under this Lease for any year or years for which additional rental payments pursuant to this paragraph B become due; or at Landlord's sole discretion Landlord will provide such audit prepared by an independent certified public accountant.

        (8) Tenant's obligation for amounts set forth herein shall survive the termination or expiration of this Lease, provided that said amounts were incurred before the date of expiration or termination.

    C. Tenant shall pay all rental without demand, deduction, setoff or counterclaim, by check to such party and address as Landlord may designate by written notice to Tenant. If Landlord shall at any time or times accept said rental after it shall become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute a waiver of any or all of Landlord's rights hereunder. If the Lease Commencement Date occurs on a day other than the first day of a calendar month, or the lease term ends on a day other than the last day of a calendar month, the fixed monthly rental, for the partial month(s), shall be appropriately prorated at the rate of one-thirtieth (1/30th) of said fixed monthly rental for each day of such partial months during which this Lease is in effect. If the Lease Commencement Date occurs on a day other than the first day of a calendar month, the prorated fixed monthly rental for the first partial month shall be payable in advance on the Lease Commencement Date. If the Lease Commencement Date occurs on a day other than the first day of a calendar year, or the lease term ends on a day other than the last day of a calendar year, the additional rental for increases in operating costs, for the partial year(s), shall be appropriately prorated at the rate of one-three hundred and sixty fifth (1/365th) of said additional rental for each day of such partial years during which this Lease is in effect.

5.  RENTAL ESCALATION
    -----------------

    The fixed monthly rental shall be adjusted (but not decreased) for each calendar year of the term, commencing on January 1, 1994 and on January 1 for each succeeding calendar year (the "Adjustment Year"), on the following terms and conditions: The fixed monthly rental for each Adjustment Year shall be the sum of (i) the fixed monthly rental for the prior calendar year and (ii) thirty percent of the product of the fixed monthly rental for the prior calendar year and a fraction, the numerator of which shall be the difference (but not less than zero) between (a) the

Consumer Price Index for All Urban Consumers, All Items, Washington, D.C. Metropolitan Area, Base 1982-84=100, issued by the Bureau of Labor Statistics of the U.S. Department of Labor (hereinafter referred to as the "Consumer Price Index") for November prior to the first day of such Lease Adjustment Year and
(b) the Consumer Price Index for November prior to the commencement of the prior calendar year and the denominator of which shall be the Consumer Price Index for the November prior to the commencement of the prior calendar year; provided, however, that each year's increase in fixed monthly rental based upon the Consumer Price Index shall not exceed 3% of the fixed monthly rental for the previous Lease Adjustment Year; provided, however, that the fixed monthly rental for the 1994 calendar year shall be the sum of the fixed monthly rental for the 1993 calendar year and fifty percent (50%) of item (ii) above. With the first payment of fixed monthly rental during a Lease Adjustment Year which is due at least fifteen (15) days after Tenant's receipt of a statement (the "Escalation Statement") from Landlord specifying the fixed monthly rental payable during such Lease Adjustment Year (computed as aforesaid), Tenant shall pay the fixed monthly rental specified therein for such month and, in addition, shall pay the difference for all prior months of such Lease Adjustment Year between the fixed monthly rental so specified and the fixed monthly rental which Tenant was theretofore required to pay for such prior months. Thereafter, Tenant shall pay the fixed monthly rental specified in the Escalation Statement until the first fixed monthly rental payment due at least fifteen (15) days after Tenant receives the next Escalation Statement, when Tenant shall make the payments specified in the preceding sentence.

     If the Consumer Price Index is replaced by a successor index published by the Department of Labor (or successor agency), such successor index shall be substituted for the Consumer Price Index with such adjustments as may be published by the Department of Labor (or successor agency) to reconcile such successor index with the Consumer Price Index. If the Consumer Price Index (or such successor index) shall be discontinued with no successor index, the parties shall attempt to agree upon a substitute index. If the parties are unable to agree upon a substitute index, then the matter shall be determined by arbitration in accordance with the then prevailing rules of the American Arbitration Association, and judgment upon the award rendered shall be final and binding upon the parties, and may be entered in any court of competent jurisdiction.

6.  SECURITY DEPOSIT
    ----------------

     Concurrently with Tenant's execution of this Lease, Tenant shall deposit the sum of Ten Thousand Four Hundred and Forty Five Dollars ($10,445.00), less amounts already deposited with Landlord under INTEL-L-811 ($6,636.00) which shall be applied by Landlord towards satisfying Tenant's obligation under this Article, with Landlord as security for the full and faithful performance by Tenant of each and every term, provision, covenant, and condition of this Lease. Landlord shall not be required to keep the security deposit separate from its other funds and Tenant shall not be entitled to any interest on the security (it is noted that in lieu of interest, Landlord and Tenant have agreed to an annual credit of $300 towards Tenant's Operating Expenses payments as indicated in paragraph 4(b)(1)). In the event that Tenant is in default of any of the terms, provisions, covenants, and conditions of this Lease, including but not limited to payment of any rental, Landlord may use, apply, or retain the whole or any part of the security so deposited for the payment of any such sum in default, or for any other sum which Landlord may expend or be required to expend by reason of Tenant's default, including any damages or deficiencies in the reletting of the premises, whether such damage or deficiency may occur before or after any repossession proceeding or other reentry by Landlord. If the Landlord utilizes any of the security deposit in curing a default on the part of Tenant, Tenant shall immediately pay Landlord the amount necessary to restore the security deposit to its original amount. The security deposit or any lesser amount properly remaining under this Lease, shall be returned to Tenant within thirty
(30) days after expiration of the term of this Lease. The holding, use, application, or retention of the security deposit by Landlord shall not be deemed to restrict Landlord's right to possession of the demised premises or to limit Tenant's liability, under this Lease while the Lease is in full force and effect. Upon termination or expiration of this Lease, the holding, use, application, or retention of the security deposit (or some portion thereof) by Landlord will reduce Tenant's monetary obligations to Landlord by the amount held, used, applied, or retained.

7.  PREOCCUPANCY WORK AGREEMENT
    ---------------------------

     Landlord at its sole expense will provide the design services and will finish the demised premises in accordance with the provisions set forth in Exhibit B attached hereto and made a part hereof. Landlord shall have no obligation to make any alternations, additions or improvements to the demised premises except as set forth in Exhibit B; provided, however, Tenant may, at its own expense, substitute a higher grade item for that of a building-standard item (e.g., door locks) in which case Tenant shall receive a credit from INTELSAT for the cost of the building-standard item being replaced. Immediately following the Lease Commencement Date, Landlord shall work diligently to complete any remaining construction items identified by Landlord and Tenant in connection with the required construction. Landlord shall exercise its best efforts to assure that all such construction items are completed no later than sixty (60) days following the Lease Commencement Date. Within this period, Tenant shall inform Landlord in writing of any such construction items, and Landlord shall work diligently to complete such items within the sixty (60) day period.

8.  ASSIGNMENT AND SUBLETTING
    -------------------------
    A.  Landlord's Consent Required
        ---------------------------

          Tenant may not assign, transfer, mortgage or encumber this Lease, nor sublet the demised premises, or any part thereof, nor shall any assignment or transfer of this Lease be effectuated by operation of law or otherwise, without first obtaining the prior written consent of Landlord, whose consent shall not be unreasonably withheld or delayed. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be wholly void and shall confer no rights upon any third parties. The consent of Landlord to any assignment, transfer, or subletting to any third party shall not be construed as a waiver or release of Tenant from the terms of any covenant or obligation under this Lease, nor shall the collection or acceptance of rental from any such assignee, transferee, subtenant or occupant constitute a waiver or release of Tenant of any covenant or obligation contained in this Lease, nor shall any such assignment, transfer or subletting be construed to relieve Tenant from obtaining the consent in writing of Landlord to any further assignment or subletting. In the event that Tenant defaults hereunder, Tenant hereby assigns to Landlord the rental due from any subtenant of Tenant and hereby authorizes each such subtenant to pay said rental directly to Landlord.

    B.  Tenant's Application (Assignment and Sublease)
        ----------------------------------------------

          In the event that Tenant desires at any time to assign this Lease or to sublet the demised premises or any portion thereof, Tenant shall submit notice thereof to Landlord at least sixty (60) days prior to the proposed effective date of the assignment or sublease ("Proposed Effective Date"), in writing, which shall include: (a) a request for permission to assign or sublease, setting forth the Proposed Effective Date, which shall be no less than sixty (60) nor more than ninety (90) days after the date such notice was submitted; (b) the name of the proposed subtenant or assignee; (c) the nature of the proposed subtenant's or assignee's business to be carried on in the demised premises; (d) the terms, provisions, covenants and conditions of the proposed sublease or assignment; and (e) current financial information (audited, if available) of Tenant and the proposed subtenant or assignee, Tenant shall also promptly submit such additional information as Landlord may request in order to make a reasoned judgment.

    C.  Recapture
        ---------

          If Tenant proposes to assign this Lease or to sublet the demised premises or any portion thereof, Landlord may, at its option, exercisable upon written notice to Tenant within thirty (30) days after receipt of the notice from Tenant set forth in paragraph B above, elect to recapture the demised premises or portion thereof which Tenant proposes to sublease, and terminate this Lease with respect to such recaptured premises. If Landlord does not elect to recapture pursuant to this paragraph C, Tenant may thereafter enter into a valid assignment or sublease with respect to the demised premises provided Landlord consents thereto, and provided further that (a) such assignment or sublease is executed within ninety (90) days after notification to Landlord of such proposal, and (b) the rental therefrom is not more than that stated in such notification.

    D.  Sharing of Sublet Profits
        -------------------------

          In the event that Tenant sublets the demised premises or any portion thereof in accordance with the provisions of this Article, Tenant shall pay to Landlord, in addition to all other payments required by this Lease, 25% of the amount by which the proceeds of such sublease exceed Tenant's payments to Landlord for any monthly period.

9.  CLEANING AND MAINTENANCE BY TENANT
    ----------------------------------

     Tenant will keep the demised premises and the fixtures and equipment therein in clean, safe and sanitary condition, will take good care thereof, will suffer no waste or injury thereto, and will at its sole cost and expense, promptly make all repairs and perform all maintenance, in and to the demised premises that are necessary to keep the demised premises in good order and repair and in a safe and rentable condition, but Tenant shall not be responsible for maintenance items assumed by Landlord under the terms of this Lease.
Without limiting the generality of the foregoing, Tenant, at its sole cost and expense, is specifically required to make promptly all repairs (i) to the demised premises, and (ii) to the interior glass windows, plate glass doors, and any fixtures or appurtenances composed of glass. Tenant shall make all repairs to the demised premises caused by any act or omission of Tenant, or its employees, agents or invitees. In the event Tenant fails to maintain the demised premises in good order, condition and repair, Landlord may (but shall not be obligated to) give Tenant notice to do such acts as are reasonably required to so maintain the demised premises. In the event that after such notice Tenant shall fail to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest at the Default Interest Rate defined in Article 28 of this Lease. Landlord shall have no liability to Tenant for any damage, inconvenience, or interference with respect to the use of the demised premises by Tenant as a result of performing any such work.

10.  ALTERATIONS
     -----------

     Tenant will not make or permit anyone to make any alterations, additions or improvements, structural or otherwise (hereinafter referred to as "Alterations"), in or to the demised premises or the Building, without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant may wire the demised premises for low-voltage electrical signal purposes provided the wiring is routed through wall conduits, above panel ceilings, or below panel flooring and provided such wiring is approved in writing in advance by Landlord. All Alterations made or permitted to be made by Tenant shall be at Tenant's sole cost and expense. If any mechanic's lien is filed against the demised premises, the Building, and/or the Land, for work or materials done for, or furnished to, Tenant (other than for work or materials supplied by Landlord), such mechanic's lien shall be discharged by Tenant within ten (10) days thereafter, at Tenant's sole cost and expense, by the payment thereof or by the filing of any bond required by law. If Tenant shall fail to discharge any such mechanic's lien, Landlord may, at its option, discharge the same and treat the cost thereof as additional rental hereunder, payable with the monthly installment of rental next becoming due; and such discharge by Landlord shall not be deemed to waive the defaulting of Tenant in not discharging the same. Tenant will indemnify and hold Landlord harmless from and against any and all expenses, liens, claims, or damages to person or property which may or might arise by reason of the making of any Alterations. If any Alteration is made without the prior written consent of Landlord, Landlord may correct or remove same, and Tenant shall be liable for all costs and expenses so incurred by Landlord. All Alterations in or to the demised premises or the Building made by either party shall immediately become the property of Landlord; provided, however, nothing in this Article shall be construed to impair Tenant's rights in its personal property, and its trade fixtures, machinery and equipment which were installed by Tenant, at its sole cost and expense.

11.  SIGNS AND FURNISHINGS
     ---------------------

     With the exception of notices and signs posted by Tenant within the demised premises which cannot be seen from the common areas within the Building or from the grounds outside the Building, no sign, advertisement or notice shall be inscribed, painted, affixed or displayed by Tenant on any part of the outside or the inside of the Building except as is approved in advance by Landlord in writing, which approval shall not be unreasonably withheld, and if any such sign, advertisement or notice is exhibited, without Landlord's approval, Landlord shall have the right to remove the same and Tenant shall be liable for any and all costs and expenses incurred by Landlord by said removal. Landlord shall have the right to prescribe the weight and position of safes and other heavy equipment or fixtures that Tenant desires to install in the demised premises. Tenant shall not place a load upon any floor exceeding the floor load per square foot area which such floor was designed to carry, as specified by Landlord upon request. Any and all damage or injury to the demised premises or the Building caused by moving the property of Tenant into or out of the demised premises, or due to the same being on the demised premises, shall be repaired by and at the sole cost and expense of Tenant. No furniture, equipment or other bulky matter of any description will be received into the Building or carried in the elevators except with prior consent of Landlord. Tenant shall give Landlord twenty-four (24) hours' prior notice of the timing of all moving of furniture, machinery, equipment and other material within the public areas and all such moving shall be conducted in such manner as Landlord may reasonably require in the interests of all tenants in the Building. Prior consent of Landlord is not required for Tenant personnel carrying small hand-held items and equipment under 100 lbs. that can be conveniently transported through the Building common areas and into the elevators by a single person using a "luggage-style" handcart with rubber tires; however, Tenant personnel shall transport such items through the Building common areas only in a safe and courteous fashion. Tenant may hang pictures, logos, and other wall furnishings, using small finishing nails, screws or hooks, within the demised premises provided that substantial damage to the interior walls is not inflicted. Tenant agrees to remove promptly from the sidewalks adjacent to the Building any of Tenant's furniture, machinery, equipment or other property.

12.  ENTRY FOR HOUSEKEEPING, REPAIRS AND INSPECTIONS
     -----------------------------------------------

     Tenant will permit Landlord, or its representatives, to enter the demised premises, at all reasonable times, without diminution of the rental payable by Tenant, to examine, inspect, protect and maintain the same, to make such alterations and/or repairs as in the judgment of Landlord may be deemed necessary to perform housekeeping chores, and, during the last one hundred eighty (180) days of the term of this Lease, to exhibit the demised premises to prospective tenants after five business days advance notification to Tenant.

13.  INSURANCE RATING
     ----------------

     Tenant will not conduct or permit to be conducted any activity or place any machinery, equipment or other property in or about the demised premises, which will in any way, increase the rate of insurance premiums on the Building; and if any increase in the rate of insurance premiums is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to any such activity or property in or about the demised premises, such statement shall be conclusive evidence that the increase in such rate is due to such activity or property and, as a result thereof, Tenant shall be liable for such increase, as additional rental hereunder, and shall reimburse Landlord therefor; provided, however, that Landlord has provided Tenant with notice of such activity.

14.  TENANT'S EQUIPMENT
     ------------------

     Tenant will not install or operate in the demised premises any electrically operated equipment, machinery or other property, other than electric typewriters, calculators, personal computers, desktop or deskside engineering workstation computers, laser printers, radios, tape recorders and other audio equipment, televisions and other video equipment, refrigerators, desktop electronics test, measurement, and prototyping equipment, standard size office copiers, telex and fax machines, other standard office equipment, and any special equipment approved in writing by Landlord, provided such equipment or pieces of equipment does not require special outlet or current exceeding 16 amps per 20 amp. circuits and such equipment does not exceed the floor loads set forth in Exhibit B, without first obtaining the prior written consent of Landlord and a mutually acceptable separate written agreement setting forth the terms and conditions on which additional electrical power for such items is to be furnished, including among other things, a provision for payment by Tenant of additional rental in compensation for such excess consumption of utilities and for the cost and expense of such additional wiring as may be occasioned by the operation of said equipment, machinery or other property. Tenant shall not install, any other property of any kind or nature whatsoever which may necessitate any changes, replacements or addition to, or in the use of, the water, heating, plumbing, air conditioning, or electrical systems of the Building without first obtaining the prior written consent of Landlord.
Business machines and mechanical equipment or other property belonging to Tenant which cause noise or vibration that may be transmitted to any part of the Building to such a degree as to be objectionable to Landlord or to any tenant in the Building shall be installed and maintained by Tenant, at Tenant's sole cost and expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration.

15.  INDEMNITY AND PUBLIC LIABILITY INSURANCE
     ----------------------------------------

     Tenant will indemnify and hold harmless Landlord from and against any loss, damage, liability, claim, cost or expense (including reasonable attorneys' fees) incurred by or claimed against Landlord occasioned by or resulting from any default of Tenant hereunder or any act or omission on the part of Tenant, its agents, employees, or invitees or arising from or in connection with Tenant's use or occupancy of the demised premises or which relates to the business of Tenant, except to the extent due to the negligence or willful misconduct of Landlord or Landlord's employees or agents. Notwithstanding the foregoing, Tenant shall not be liable to Landlord for any loss or damage to personal property or injury to persons, whether or not the result of any act or omission of Tenant, to the extent that Landlord is compensated therefor by Landlord's insurance. The preceding sentence shall not constitute a waiver of any subrogation rights of Landlord's insurer. Tenant shall not be liable for any interruption or loss to Landlord's business from any cause. Tenant shall obtain and maintain in effect at all times during the term of this Lease a policy of comprehensive public liability insurance, naming Landlord and any mortgagee of the Building as additional insureds, protecting Landlord, Tenant and any such mortgagee against any liability for bodily injury, death or property damage occurring upon, in or about any part of the Building, the grounds, or the demised premises arising from any of the items set forth in this Article against which Tenant is required to indemnify Landlord, with such policies to afford protection (i) with respect to bodily injury or death to the limit of not less than One Million Dollars ($1,000,000) to any one person and to the limit of not less than Three Million Dollars ($3,000,000) with respect to any one accident, and (ii) with respect to damage to the property of any one owner to the limit of not less than Five Hundred Thousand Dollars ($500,000). Such insurance policies shall be issued by responsible insurance companies licensed to do business in the District of Columbia. A certificate of insurance evidencing the issuance of such insurance policy, together with evidence of payment of premiums thereon, shall be delivered to Landlord upon Landlord's written request prior to the Lease Commencement Date and at least thirty (30) days before the expiration date of any policy evidenced by a certificate previously furnished. Neither the issuance of any insurance policy required under this Lease, nor the minimum limits specified herein with respect to Tenant's insurance coverage, shall be deemed to limit or restrict in any way Tenant's liability arising under or out of this Lease.

Landlord shall maintain in effect at all times property and liability insurance policies providing a commercially reasonable level of insurance commensurate with a first-class office building.

16.  SERVICES AND UTILITIES
     ----------------------

    A. Landlord shall provide, without cost or expense to Tenant, the necessary mains, feeders, pipes, ducts and conduits to bring electricity services and heating, ventilation and air conditioning (HVAC) services to the demised premises. Landlord shall also provide all connections and all outlets, risers, wiring, piping, duct work or other means of interior distribution of electricity and HVAC service within the demised premises.

    B. As long as Tenant is not in default under any of the provisions of this Lease, Landlord shall provide the following facilities and services to Tenant without additional charge to Tenant (except as otherwise provided herein):

        (1) Landlord will provide restroom facilities and necessary lavatory supplies, including hot and cold running water, at those points of supply provided for general use of other tenants in the Building, and routine maintenance, painting and electric lighting service for all public areas and special service areas of the Building in the manner and to the extent that is standard for similar first-class buildings in Washington, D.C.

        (2) Landlord will provide access to the demised premises on a full-time twenty-four hour a day basis, subject to such reasonable regulations as Landlord may impose for security purposes.

        (3)   Landlord will provide heating, ventilation and air conditioning
        (HVAC) services as follows:

            (a) Landlord will provide HVAC services Monday through Friday from 8:00 A.M. to 6:00 P.M., and Saturday from 9:00 A.M. to 1:00 P.M. (holidays recognized by Landlord excepted but not to exceed fourteen
            (14) holidays per year unless otherwise agreed in writing between Landlord and Tenant) on an all year round basis.

            (b) Landlord will maintain the building HVAC system, as well as the means of interior distribution within the demised premises, and will use all reasonable care to maintain the system in proper and efficient operating condition. Landlord will not be responsible for the failure of the air conditioning system to meet normal requirements, if such failure results from the occupancy of the demised premises by more than an average of one person for each 100 square feet, or from faults in any interior distribution system provided by Tenant.

            (c) Tenant agrees to keep and cause to be kept closed, at all times, exterior doors in the demised premises, except for normal ingress and egress, and Tenant agrees to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may reasonably prescribe for the proper functioning and protection of said HVAC system.

            (d) Landlord will maintain the above building standard air conditioning unit identified in Exhibit B for one (1) year and will be responsible for all service and repairs of problems reported by Tenant within one (1) year of the Lease Commencement Date. Landlord will be responsible for design defects for a period of five years. In the event of a dispute between Landlord and Tenant as to whether a repair is required due to a design defect, such dispute shall be finally settled by a third party contractor. Electricity will be provided to this air conditioning unit on a full-time twenty-four hour a day basis.

        (4) Landlord will provide hot and cold running water on a full-time twenty-four hour a day basis, subject to such reasonable regulations as Landlord may impose. Landlord will use all reasonable care to maintain the building plumbing system, as well as the interior plumbing within the demised premises, in proper and efficient operating condition. In the event that a problem with the building plumbing system or the interior plumbing within the demised premises is caused by an act or omission of Tenant, Landlord will correct such problem at Tenant's sole cost and expense.

        (5) Landlord will provide electrical energy which Tenant requires in the demised premises for lighting purposes and for operation of electrical office equipment, machinery and other property normally associated with use of space for office purposes but not including any additional requirement of Tenant caused by installation or operation of equipment, machinery or property as to which prior written consent of Landlord is required under Article 14. Overhead lighting will be provided Monday through Friday from 7:00 A.M. to 11:00 P.M., and Saturday from 7:00 A.M. to 3:00 P.M. (holidays recognized by Landlord excepted but not to exceed fourteen (14) holidays per year unless otherwise agreed in writing between Landlord and Tenant).

        (6) Landlord will provide after hours lighting and HVAC services at reasonable hourly rates; provided, that Tenant shall give notice to Landlord prior to 1:00 P.M. on the day such service is required in the case of after hours service on weekdays, prior to 3:00 P.M. on the Friday preceding the day such service is required in the case of after hours service on weekends, and prior to 1:00 P.M. on the last business day preceding the holiday on which such service is required in the case of after hours service on holidays.

        (7) Landlord will provide after hours Monday through Friday maintenance and housekeeping services, including replacement of fluorescent bulbs, glass cleaning, dusting, sweeping, vacuuming, and removal of trash, in a manner consistent with the standard for similar first-class office buildings in Washington, D.C. Such services shall also include cleaning the showers, sinks, and kitchen areas within the demised premises.

        (8) Landlord will make available for Tenant's ordinary business usage conference rooms and meeting rooms, provided that Tenant shall give Landlord forty-eight (48) hours advance notice, and provided that such facilities are not scheduled to be used by Landlord or committed for use to other eligible users. Tenant's use of

        Landlord's conference rooms, adjacent atria, and other areas designed for common use by Building occupants for receptions shall require prior written permission from Landlord for each individual occasion, which permission shall not unreasonably be withheld. Permission shall be considered reasonably withheld if such facilities are scheduled for use by Landlord or committed for use to other eligible users. Any added costs for services such as set-up, restoration, security, engineering and catering arising from Tenant's use of Landlord's reception rooms or other facilities for any purpose shall be paid by Tenant on a direct cost basis plus any general administrative costs to INTELSAT. Catering service is available in the Building.

        (9) Landlord shall maintain the Building common areas in good, safe, and sanitary condition and repair.

        (10) Landlord shall maintain security which is adequate in Landlord's reasonable judgment for the Building.

        (11) Landlord shall provide at least one operational elevator in the Building at all times. After notice of an elevator problem, Landlord shall undertake to make appropriate repairs with due diligence.

        (12) Tenant shall be entitled to full access to the cafeteria facilities during normal hours of operation.

    C. If Landlord fails to provide any of the services specified in this Article, and any such failure continues for fourteen (14) days after Landlord receives written notification from Tenant, if such failure renders the demised premises unsuitable for normal commercial purposes, then Tenant's obligation to pay rent hereunder shall be reduced in proportion to the extent the premises are rendered unsuitable for normal commercial purposes. If Landlord's failure to provide services affects a substantial portion of the demised premises, and renders the demised premises unsuitable for normal commercial purposes, and continues for more than thirty (30) days, Tenant may, by written notice to

    Landlord, terminate this Lease upon a date not less than thirty (30) days after the date of such notice.

    D. Any failure by Landlord to furnish the foregoing services as a result of governmental restrictions, energy shortages or from any cause beyond the control of Landlord shall not render Landlord liable in any respect for damages to either person or property, or loss of Tenant's business, nor be construed as an eviction of Tenant, nor work an abatement of rental, nor relieve Tenant from Tenant's obligations hereunder. If the Building equipment should cease to function properly, Landlord shall use reasonable diligence to repair the same. Landlord shall also use reasonable diligence to rectify any problem adversely affecting any of the above services and utilities.

17.  METERED UTILITIES
     -----------------

     Notwithstanding any contrary provision of this Lease, Tenant agrees to bear no less than that portion of the cost of the services provided by Landlord as described in Article 16 above, which clearly reflects the use by Tenant upon or with respect to the demised premises and the services provided by Landlord with respect thereto, such as computer utility costs and unusual electricity, air conditioning, heat or water requirements; and Landlord may, in its sole discretion, increase or decrease, from time to time during the term of this Lease, the portion of such costs of such services to be paid by Tenant which reasonably approximates Tenant's use thereof in excess of the Building Standards established by Landlord from time to time for normal use of the demised premises. Landlord's engineering department may determine or estimate Tenant's excess use of utility services using industry standards or Landlord may, in its sole discretion, install separate meters or submeters to measure Tenant's actual consumption of utility resources in excess of the Building Standards established by Landlord from time to time for normal use of the demised premises. The costs and expenses related to installing such meters or submeters shall be borne by Landlord. In the event of excess consumption of utility services, Landlord shall bill Tenant periodically for utility usage upon or with respect to the demised premises, in excess of the Building Standards established by Landlord from time to time for normal use, together with a reasonable administration charge. The amount specified in such bill shall become additional rental due and payable with the installment of fixed monthly rental next becoming due under the terms of this Lease.

18.  RESPONSIBILITY FOR DAMAGE TO DEMISED PREMISES
     ---------------------------------------------

     All injury or damage to the demised premises or the Building caused by Tenant or any of its agents, employees and invitees, shall be repaired promptly by Tenant at Tenant's sole cost and expense. If Tenant shall fail to so repair, Landlord shall have the right to make such repairs or replacements and any cost or expense so incurred by Landlord shall be paid by Tenant, in which event such cost and expense shall become additional rental due and payable with the installment of fixed monthly rental next becoming due under the terms of this Lease. All injury or damage to the demised premises or the Building caused by the act or omission of Landlord, or any of its agents, employees and invitees, shall be the responsibility of Landlord and shall be repaired with due diligence and as soon as practicable, at Landlord's sole cost and expense, and in no event shall Tenant be liable for any such injury or damage caused by the act or omission of Landlord or any of its agents, employees and invitees.

19.  LIABILITY FOR DAMAGE TO PERSONAL PROPERTY AND PERSONS
     -----------------------------------------------------

     All personal property of Tenant and its employees, agents and invitees in or about the demised premises shall be and remain at their sole risk. Landlord shall not be liable for any damage to or loss of such personal property arising from any act or omission of any person, or from any cause other than any damage or loss except to the extent that it results directly from the negligence or willful misconduct of Landlord. Landlord shall not be liable for any personal injury, including death, to Tenant, its employees, agents, or invitees, arising from the use, occupancy or condition of the demised premises except to the extent it arises from the negligence or willful misconduct of Landlord. Notwithstanding the foregoing, Landlord shall not be liable to Tenant for any loss or damage to personal property or injury, including death, to persons, whether or not the result of Landlord's negligence or willful misconduct, to the extent that Tenant is compensated therefor by Tenant's insurance. The preceding sentence shall not constitute a waiver of subrogation rights of Tenant's insurer. Landlord shall not be liable for any interruption or loss to Tenant's business from any cause.

20.  FIRE AND OTHER CASUALTY DAMAGE TO DEMISED PREMISES
     --------------------------------------------------
     A.  Damage Generally
         ----------------

          If the demised premises shall be damaged by fire or other cause, other than a cause resulting from the act or omission of Tenant or its agent, employee or invitee, Landlord shall as soon as practicable after such damage occurs (taking into account the time necessary to effectuate a satisfactory settlement with any insurance company) repair the demised premises to the condition originally furnished by Landlord, at the sole cost and expense of Landlord, on the Lease Commencement Date, and the rental shall be reduced in proportion to the extent the demised premises are rendered untenantable, as reasonably agreed to by Landlord and Tenant, until such repairs are completed. Landlord shall not be obligated to restore any alterations, additions or improvements to the demised premises installed by Tenant, including but not limited to those installed pursuant to Articles 7 and 10, it being expressly agreed and understood that Tenant shall carry insurance to cover such alterations, additions and improvements and Landlord shall not be required to insure such alterations, additions and improvements under such insurance as Landlord may carry upon the demised premises. No compensation or reduction of rent will be paid or allowed by Landlord by reason of inconvenience, annoyance, or injury to business arising from the necessity of repairing the demised premises or any portion of the Building or the grounds.

     B.  Exceptions to Obligation to Rebuild
         -----------------------------------

          Notwithstanding the provisions of paragraph A of this Article, if substantial alteration or reconstruction of the Building shall, in the opinion of Landlord, be required as a result of damage by fire or other cause (whether or not the demised premises shall have been damaged by such fire or other cause and whether or not such damage is covered by insurance carried by Landlord), or if the proceeds of available insurance are less than one hundred percent (100%) of the cost of restoration, or if the damage to the demised premises or the Building is a result of an uninsured risk, then this Lease and the term and estate hereby granted may be terminated by Landlord by its giving to Tenant, within one hundred twenty
     (120) days after the date of such damage, a notice specifying a date, not less than sixty (60) days after giving of such notice, for such termination. In the event of the giving of such notice of termination, this Lease and the term and estate hereby granted shall cease and terminate as of the date specified therefor in such notice, and the fixed monthly rental and all other rental payable hereunder shall be prorated as of the date of termination. Additionally, it is agreed that if the demised premises or the Building is so substantially destroyed that reconstruction cannot be substantially completed within one hundred twenty (120) days from the date of destruction, Tenant may elect to terminate this Lease by giving Landlord written notice of such election within sixty (60) days after the date of such damage. Such termination shall be effective as of the date specified in such notice, which date shall not be less than sixty (60) days after said notice. Notwithstanding the foregoing, in the event that the demised premises are not damaged but the Building is substantially destroyed, Tenant shall have the above termination rights only in the event that said destruction of the Building (considering all relevant factors) results in the demised premises being unsuitable for normal commercial purposes.

21.  BANKRUPTCY OR INSOLVENCY
     ------------------------

     A.  Events of Bankruptcy
     --------------------
          The following shall be Events of Bankruptcy under this Lease:

          (1) Tenant's becoming insolvent, as that term is defined in Title 11 of the United States Code, entitled Bankruptcy, 11 U.S.C., Para. 101 et seq. (The "Bankruptcy Code"), or under the applicable insolvency laws of any State, District, Commonwealth or Territory of the United States ("Insolvency Laws");

          (2) The appointment of a receiver or custodian for any or all of Tenant's property or assets, or the institution of a foreclosure action upon any of Tenant's real or personal property;

          (3) The filing of a voluntary petition under the provisions of the Bankruptcy Code or Insolvency Laws;

          (4) The filing of an involuntary petition against Tenant as the subject debtor under the Bankruptcy Code or Insolvency Laws, which is either not dismissed within sixty (60) days of filing, or results in the issuance of an order for relief against the debtor, whichever is later; or

          (5) Tenant's making or consenting to an assignment for the benefit of creditors or a common law composition of creditors.

     B.  Landlord's Remedies
     -------------------

          (1)    Termination of Lease
                 --------------------

               Upon the occurrence of an Event of Bankruptcy, Landlord shall have the right to terminate this Lease by giving written notice to Tenant; provided, however, that this subparagraph B.(1) shall have no effect while a case in which Tenant is the subject debtor under the Bankruptcy Code is pending, unless Tenant or its Trustee in bankruptcy is unable to comply with the provisions of subparagraphs B.(4) and B.(5) hereof; otherwise this Lease shall automatically cease and terminate, and Tenant shall be immediately obligated to quit the premises upon the giving of notice pursuant to this subparagraph B.(1). Any other notice to quit or notice of Landlord's intention to reenter is hereby expressly waived. If Landlord elects to terminate this Lease, everything contained in this Lease on the part of Landlord to be done and performed shall cease without prejudice; however, such termination shall not effect the right of Landlord to recover from Tenant all rental and any other sums accrued up to the time of termination or recovery of possession by Landlord, whichever is later, and any other monetary damages or loss of reserved rental sustained by Landlord.

          (2)    Suit for Possession
                 -------------------

               Upon termination of this Lease pursuant to subparagraph B.(1) hereof, Landlord may proceed to recover possession of the demised premises under and by virtue of the provisions of the laws of the District of Columbia, or by such other proceedings, including reentry and possession, as may be applicable.

          (3)    Reletting of Demised Premises
                 -----------------------------

               Upon termination of this Lease pursuant to subparagraph B.(1) hereof, the demised premises may be relet by Landlord for such rental and upon such terms as are not unreasonable under the circumstances and, if the full rental reserved under this Lease (and any of the cost, expenses or damages incurred by Landlord) shall not be realized by Landlord, Tenant shall be liable for all such costs, expenses and damages sustained by Landlord in accordance with the provisions of
          Article 22 hereof.

          (4)   Assumption or Assignment by Trustee
                -----------------------------------

               In the event Tenant becomes the subject debtor in a case pending under the Bankruptcy Code, Landlord's right to terminate this Lease pursuant to this Article 21 shall be subject to the rights of the Trustee in bankruptcy to assume or assign this Lease. The Trustee shall not have the right to assume or assign this Lease unless the Trustee (a) promptly cures all defaults under this Lease, (b) promptly compensates Landlord for monetary damages incurred as a result of such default, and (c) provides adequate assurance of future performance.

          (5)   Adequate Assurance of Future Performance
                ----------------------------------------

               Landlord and Tenant hereby agree in advance that adequate assurance of future performance, as used in subparagraph B.(4) hereof shall mean that all of the following minimum criteria must be met: (a) the Trustee must pay to Landlord at the time the next installment of monthly rental is then due and payable under this Lease, in addition to payment of such fixed monthly rental, an amount equal to the next three (3) months monthly rental due under this Lease, said amount to be held by Landlord as an additional security deposit in accordance with the provisions of Article 6 and this Article 21, until either the Trustee or Tenant defaults in its payments of rental or other obligations under this Lease (whereupon Landlord shall have the right to draw on such funds) or until the expiration of this Lease (whereupon the funds shall be returned to the Trustee or Tenant); (b) the Tenant or Trustee must agree to pay to Landlord, at any time the Landlord is authorized and does draw on the funds, the amount necessary to restore such funds to the original level required by said provision; and (c) the Trustee must agree that the use of the premises as stated in this Lease will remain unchanged.

          (6)   Failure to Provide Adequate Assurance
                -------------------------------------

               In the event Tenant is unable to (a) cure its defaults, (b) reimburse Landlord for its monetary damages, (c) pay the rental due under this Lease, or any other payments required of Tenant under this Lease, on time (or within ten (10) days of the due date), and (d) meet the criteria and obligations imposed by subparagraph B.(5) hereof, then Tenant agrees in advance that it has not met its burden to provide adequate assurance of future performance, and this Lease may be terminated by Landlord in accordance with paragraph B hereof.

22.  DEFAULT OF TENANT
     -----------------
     A.  Breach of Obligations
         ---------------------

          If Tenant shall (a) fail to pay any installment of rental as aforesaid or fail to timely make any other payment required by the terms and provisions hereof and such failure to pay shall continue for more than ten
     (10) days after written notice thereof to Tenant by Landlord; or (b) violate or fail to perform any of the other terms, conditions, provisions, covenants or agreements herein made by Tenant, and if such violation or failure shall continue for a period of ten (10) days after written notice thereof to Tenant by Landlord, or if in a case involving a failure to perform an obligation not involving the payment of money where such failure to perform cannot be corrected with reasonable diligence within ten (10) days, Tenant does not begin to correct the failure to perform within ten (10) days after written notice thereof to Tenant by Landlord and/or Tenant thereafter does not use reasonable diligence to correct the failure to perform; or (c) if Tenant shall abandon or vacate the demised premises before the Lease Expiration Date, then and in any of said events Landlord shall have the right, at its election, then or at any time thereafter while such event of default shall continue to give Tenant written notice of its intent to terminate this Lease on the date of such notice or on any later date specified therein, and on the date specified in such notice Tenant's right to possession of the demised premises shall cease and this Lease shall thereupon be terminated.

     B.  Liability of Tenant
         -------------------

          If Landlord terminates this Lease pursuant to this Article 22, Tenant shall remain liable (in addition to accrued liabilities) for (i) the rental and all other sums provided for in this Lease which would have been due and payable to Landlord had such termination not occurred, or any and all costs and expenses incurred by Landlord in reentering the demised premises, repossessing the same, making good any default of Tenant, painting, altering or dividing the demised premises, putting the same in proper repair, protecting and preserving the same by placing therein watchmen and caretakers, reletting the same (including any and all attorney's fees and disbursements and brokerage fees incurred in so doing), and any and all costs and expenses which Landlord may incur during the occupancy of any new tenant or subtenant; less (ii) the net proceeds of any reletting prior to the date when this Lease would have expired if it had not been terminated. Tenant agrees to pay to Landlord the difference between items (i) and (ii) to the foregoing sentence with respect to each month during the term of this Lease, at the end of such month. Any suit, action or proceeding brought by Landlord to enforce collection of such difference for any one month shall not prejudice Landlord's right to enforce the collection of any difference for any subsequent month. In addition to the foregoing, and without regard to whether this Lease is terminated, Tenant shall pay to Landlord all costs and expenses incurred, including reasonable attorney's fees, with respect to any successful lawsuit or action instituted by Landlord to enforce the provisions of this Lease. Landlord shall have the right, at its sole option, to relet the whole or any part of the demised premises for the whole of the unexpired term of this Lease, or longer, or from time to time for shorter periods, for any rental then obtainable, giving such concessions of rental and making such special repairs, alterations, improvements, additions, decorations and paintings for any new tenant as Landlord, in its sole and absolute discretion, may deem advisable. Tenant's liability as aforesaid shall survive the institution of summary proceedings and the issuance of any warrant thereunder.
     Landlord shall be under no obligation to relet the demised premises, but agrees to use reasonable efforts to do so. If Landlord terminates this Lease pursuant to this Article 22, Landlord shall have the right, at any time, at its option, to require Tenant to pay to Landlord, on demand, as liquidated and agreed final damages in lieu of Tenant's liability for damages hereunder, the rental and all other charges which would have been payable from the date of such demand to the date when this Lease would have expired if it had not been terminated, minus the fair rental value of the demised premises for the same period. If the demised premises shall have been relet for all or part of the remaining balance of the term by Landlord after a default but before presentation of proof of such liquidated damages, the amount of rental reserved upon such reletting, absent proof to the contrary, shall be deemed the fair rental value of the demised premises for purposes of the foregoing determination of liquidated damages. Upon payment of such liquidated and agreed final damages, Tenant shall be released from all further liability under this Lease with respect to the period after the date of such demand. For purposes of this Article 22, the term rental shall include fixed monthly rental, additional rental and all other charges to be paid by Tenant under this Lease. All rights and remedies of Landlord under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to Landlord under applicable law.

     C.  Attorneys' Fees
         ---------------

          If as a result of any breach or default by Tenant in the performance of any of the provisions of this Lease, Landlord uses the services of an attorney in order to secure compliance with such provisions, recover damages therefor, terminate this Lease or evict Tenant, Tenant shall reimburse Landlord upon demand for all reasonable attorneys' fees and expenses so incurred by Landlord, but only if Landlord prevails in such pursuits.

          If as a result of any breach or default by Landlord in the performance of any of the provisions of this Lease, Tenant uses the services of an attorney in order to secure compliance with such provisions, recover damages therefor, or terminate this Lease, Landlord shall reimburse Tenant upon demand for all reasonable attorneys' fees and expenses so incurred by Tenant, but only if Tenant prevails in such pursuits.

23.  WAIVER
     ------

     If under the provisions hereof Landlord shall institute proceedings and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any covenant herein contained nor of any Landlord's rights hereunder. No waiver by Landlord of any breach of any term, covenant, provision, condition or agreement herein contained shall operate as a waiver of such term, covenant, provision, condition, or agreement itself, or of any subsequent breach thereof. No payment by Tenant or receipt by Landlord of a lesser amount than the stipulated installments of fixed monthly rental or additional rental shall be deemed to be other than on account of the earliest stipulated fixed monthly rental or additional rental, respectively, nor shall any endorsement or statement on any check or letter accompanying a check for payment of rental or any other amounts owed to Landlord be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rental or other amount owed or to pursue any other remedy provided in this Lease. No reentry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of this Lease.

24.  FIRST MORTGAGE
     --------------

     This Lease is subject and subordinate to the lien of any first mortgage (which term "mortgage" shall include both construction and permanent financing and shall include deeds of trust and similar security instruments) which may now or hereafter encumber or otherwise affect the Land and the Building or Landlord's interest therein, and to all and any renewals, extensions, modifications, recastings or refinancings thereof, but shall not be subordinate to any mortgage other than a first mortgage. In confirmation of such subordination, Tenant shall, at Landlord's request, promptly execute any requisite or appropriate certificate or other document. Tenant agrees that in the event that any proceedings are brought for the foreclosure of any such mortgage, Tenant shall attorn to the purchaser at such foreclosure sale, if requested to do so by such purchaser, and shall recognize such purchaser as the Landlord under this Lease, and Tenant waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event that any such foreclosure proceeding is prosecuted or completed.

25.  ATTORNMENT
     ----------

     In the event of (a) a transfer of Landlord's interest in the Land or Building, (b) the termination of any ground or underlying lease of the Land or Building, or (c) the purchase of the Building or Landlord's interest therein at a foreclosure sale or by deed in lieu of foreclosure under any first mortgage or pursuant to a power of sale contained in any first mortgage, then in any of such events Tenant shall attorn to and recognize the transferee or purchaser of Landlord's interest or the lessor under the terminated ground or underlying lease, as the case may be, as Landlord under this Lease for the balance of the then remainder of the term, and thereafter this Lease shall continue as a direct lease between such person, as Landlord, and Tenant, and such lessor, transferee or purchaser shall not be liable for any act or omission of Landlord prior to such person's succession to title, nor be subject to any offset, defense or counterclaim, accruing prior to such lease termination or prior to such person's succession to title, nor be bound by any payment of fixed monthly rental or additional rental prior to such lease termination or prior to such person's succession to title for more than two (2) months in advance. Tenant agrees that, within five (5) days after written request therefor, it will, from time to time, execute and deliver any instrument or other document required by any mortgagee, transferee, purchaser or other interested person to confirm such attornment and/or such obligation to attorn.

26.  CONDEMNATION
     ------------

     If the whole or a substantial part of the demised premises shall be taken or condemned by any governmental authority for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date when title vests in such governmental authority, and the rental shall be abated on such date. In the event that Tenant accepts replacement office space offered by Landlord, the rental shall be equitably adjusted for the period of time, if any, between the date that title vests in such governmental authority and the date that such replacement office space is available for occupancy by Tenant. If less than a substantial part of the demised premises is taken or condemned by any governmental authority for any public or quasi-public use or purpose, the rental shall be equitably adjusted on the date when title vests in such governmental authority and this Lease shall otherwise continue in full force and effect. For purposes hereof, a substantial part of the demised premises shall be considered to have been taken if more than fifteen percent (15%) of the demised premises are unusable by Tenant. In the case of any such taking or condemnation, whether or not involving the whole or a substantial part of the demised premises, Tenant shall have no claim against Landlord for any portion of the amount that may be awarded as damages as a result of such taking or condemnation or for the value of any unexpired term of this Lease.

27.  RULES AND REGULATIONS
     ---------------------

     Tenant, its agents, employees and invitees shall abide by and observe the rules and regulations attached hereto as Exhibit C. Tenant, its agents, employees and invitees, shall abide by and observe such other rules or regulations as may be promulgated from time to time by Landlord for the operation and maintenance of the Building provided that the same are not inconsistent with the provisions of this Lease and a copy thereof is sent to Tenant. Landlord shall be obligated to enforce, in a commercially reasonable manner, the Building's rules and regulations as against all tenants in the Building. In particular, Landlord will take commercially reasonable steps to protect Tenant's quiet enjoyment of its premises.

28.  RIGHT OF LANDLORD TO CURE TENANT'S DEFAULT; LATE PAYMENTS
     ---------------------------------------------------------

     If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then after twenty (20) days notice from Landlord, Landlord may, but shall not be required to, make such payment or do such act, and the amount of the cost and expense thereof, if made or done by Landlord, with interest thereon at the Default Interest Rate (hereafter defined) from the date paid by Landlord, shall be paid by Tenant to Landlord and shall constitute additional rental hereunder due and payable with the next installment of fixed monthly rental; but the making of such payment or the doing of such act by Landlord shall not operate to cure such default or to estop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled. If Tenant fails to pay any installment of rental on or within five (5) days after the day when such installment is due and payable, such unpaid installment shall bear interest at the rate of the Default Interest Rate from the date which is five (5) days after the date when such installment became due and payable to the date of payment thereof by Tenant. In addition, Tenant shall pay to Landlord, as a "late charge," four percent (4%) of any payment herein required to be made by Tenant which is more than ten (10) days late to cover the costs of collecting amounts past due. Such interest and late charge shall constitute additional rental hereunder due and payable with the next installment of fixed monthly rental. For purposes hereof, the Default Interest Rate shall be the prime interest rate charged by Riggs National Bank during the period of such default plus two percent (2%) per annum.

29.  NO PARTNERSHIP
     --------------

     Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant or to create any other relationship between the parties hereto other than that of Landlord and Tenant.

30.  NO REPRESENTATIONS BY LANDLORD
     ------------------------------

     Neither Landlord nor any agent, employee or representative of Landlord has made any representations or promises with respect to the demised premises or the Building except as herein expressly set forth, and no rights, privileges, easements or licenses are granted to Tenant except as herein set forth. Furthermore, Tenant understands and agrees that Landlord has made no commitment and is under no obligation to utilize Tenant's services, to purchase any goods from Tenant or to enter into any relationship with Tenant other than that of Landlord and Tenant as established pursuant to the provisions of this Lease. Tenant also acknowledges and agrees that it has not entered into this Lease in reliance upon, nor are its obligations hereunder conditioned upon Landlord utilizing any of its services, purchasing any goods from it, or entering into any relationship with Tenant other than that of Landlord and Tenant.

31.  BROKERS
     -------

     Tenant shall indemnify and hold Landlord harmless from all damages (including reasonable attorneys' fees and costs) resulting from any claims that may be asserted against

Landlord by any broker, finder or other person with whom Tenant has dealt. Tenant understands and agrees that any representation or statement by any third party engaged by Landlord as an independent contractor which is made with regard to the demised premises or the Building shall not be binding upon Landlord nor serve as a modification of this Lease and Landlord shall have no liability therefor, except to the extent such representation is also contained herein or is approved in writing by Landlord.

32.  NOTICES
     -------

     All notices or other communications hereunder shall be in writing and shall be deemed duly given if delivered in person or sent by certified or registered mail, return receipt requested, first class, postage prepaid,

                  (i)  if to Landlord, at:

                       INTELSAT
                       3400 International Drive, N.W.
                       Washington, D.C.  20008-3098

                       Attn: Department Manager, Facilities Management and Office Services

                  (ii) if to Tenant, at:

                       MIL 3, Inc.
                       Pod 4L
                       3400 International Drive, N.W.
                       Washington, D.C.  20008-3098

                       Attn:  Mr. Alain Cohen

prior to the Lease Commencement Date and, with respect to Tenant, at the demised premises after the Lease Commencement Date, unless notice of a change of address is given pursuant to the provisions of this Article.

33.  ESTOPPEL CERTIFICATES
     ---------------------

     Tenant agrees, at any time and from time to time, upon not less than ten
(10) days prior written notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease has been unmodified since its execution and is in full force and effect (or if there have been modifications, that this Lease is in full force and effect, as modified, and stating the modifications),
(ii) stating the dates, if any, to which the fixed monthly rental and additional rental hereunder have been paid by Tenant, (iii) stating whether or not to the knowledge of Tenant, there are then existing any defaults under this Lease (and, if so, specifying the same), and (iv) stating the address to which notices to Tenant should be sent. Any such statement delivered pursuant hereto may be relied upon by Landlord or any prospective purchaser or mortgagee of the Land and/or Building or any part thereof or estate therein.

34.  COVENANTS OF LANDLORD
     ---------------------

     Landlord covenants that it has the right to make this Lease, and that if Tenant shall pay the rental and perform all of Tenant's obligations under this Lease, Tenant shall, during the term hereof, freely, peaceably and quietly occupy and enjoy the full possession of the demised premises without molestation or hindrance by Landlord or any party claiming through or under Landlord. In the event of any sale or transfer of Landlord's interest in the demised premises, the covenants and obligations of Landlord under this Lease accruing after the date of such sale or transfer shall be imposed upon such successor-in-interest (subject to the provisions of Articles 24 and 25 hereof) and any prior Landlord shall be freed and relieved of all covenants and obligations of Landlord hereunder accruing after the date of such sale or transfer.

35.  SURRENDER OF DEMISED PREMISES
     -----------------------------

     Upon the expiration or termination of the term of this Lease, Tenant shall quit and surrender to Landlord the demised premises, including all improvements, additions or alterations made or permitted pursuant to Articles 7 and 10, broom clean, in good order and condition, ordinary wear and tear and acts of God excepted, and Landlord shall have the right to reenter and resume possession of the demised premises. Tenant shall, prior to expiration or termination of this Lease, and at its sole cost and expense, remove all of its personal property, trade fixtures, machinery and equipment installed in the demised premises and restore the demised premises to the condition existing at the commencement of the lease allowing for reasonable wear and tear, or as otherwise agreed by Landlord and Tenant, and if such property is not removed by Tenant prior to expiration or termination of this Lease, it shall, at Landlord's option, become the property of Landlord and shall be surrendered with the demised premises as a part thereof. Should Tenant fail (i) to remove any of its personal property, trade fixtures, machinery and/or equipment, as required hereunder, or (ii) to restore the demised premises as aforesaid, Landlord may remove same and restore the demised premises at Tenant's sole cost and expense and Tenant shall reimburse Landlord for all cost, expense, damages and losses which Landlord sustains by reason of such failure by Tenant to remove and/or restore. When Tenant surrenders the premises, Tenant may remove the upgraded locks installed by Tenant at no cost to Tenant.

36.  HOLDING OVER
     ------------

     If Tenant shall hold possession of the demised premises after the end of the term of this Lease, Tenant shall be deemed to be occupying the demised premises as a Tenant from month to month, at one and one half times the monthly rental then in effect if such holdover occurs without the Landlord's written consent and at the monthly rental then in effect if such holdover occurs with the Landlord's written consent, and subject to all the other terms, conditions, provisions, covenants and obligations of this Lease insofar as the same are applicable, or as same shall be adjusted, to a month-to-month tenancy.

37.  LIEN FOR RENT
     -------------

     If Tenant does not cure a default under this Lease within ten (10) days after receiving notice of such default from Landlord, or if Tenant vacates the premises without Landlord's approval, then in either event, Landlord shall have a lien on all property of Tenant contained within the demised premises at the time of the default and such property shall be and remain subject to such lien of Landlord for payment of all rental and all other sums agreed to be paid by Tenant herein or for services or costs and expenses relating to the demised premises that Tenant may hereafter become liable to pay to Landlord.

38.  UNDERLYING LEASE
     ----------------

     Tenant acknowledges that it has been advised of the Lease Agreement between the Government of the United States as Lessor and Landlord as Lessee dated 8 June 1982, as amended on 22 February 1985, which is sometimes herein referred to as the Underlying Lease.

Tenant agrees that it will not do or cause to be done anything which would constitute a breach of obligations of Landlord as Lessee under said Underlying Lease.

39.  SALES AND EXCISE TAXES
     ----------------------

     If during the term of this Lease any governmental authority shall impose a sales, use, excise or any other tax, with the exception of taxes based upon Landlord's gross income, on the rentals payable by Tenant hereunder, Tenant shall pay such tax (or reimburse Landlord for any such tax paid by Landlord) within ten (10) days after request therefor by Landlord to Tenant.

40.  REPORTING OF PAYMENTS
     ---------------------

     A. The Tenant agrees to provide to INTELSAT any and all information concerning any form of inducement or payment, with a value exceeding U.S. $100 ("gratuity") which is given, directly or indirectly, at any time, by or on behalf of the Tenant to any INTELSAT Official in connection with this Lease. If the value of this Lease exceeds U.S. $500,000, the Tenant shall also cause its firm of independent certified public accountants to certify to the internal auditor of INTELSAT annually that all such information known to such firm has been so provided.

     B. If INTELSAT determines that any such gratuity has been given for the purpose of obtaining this Lease or favorable treatment under this Lease, INTELSAT shall be entitled to treat the giving of such gratuity as a material breach of this Lease, to terminate this Lease by giving written notice of termination to Tenant, and to receive from Tenant punitive damages in addition to any other damages .

     C. The rights and remedies of INTELSAT under this Article are in addition to any other rights and remedies provided by law or under this Lease.

     D. For the purposes of this Article, "INTELSAT Official" includes any officer, agent, servant or employee of INTELSAT, its Signatories, or its Parties, and any person accredited to attend meetings of INTELSAT organs.

41.  GENDER
     ------

     Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular, in any place or places herein in which the context may require such substitution.

42.  BENEFIT AND BURDEN
     ------------------

     The provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and each of their permitted successors and assigns. Landlord may freely and fully assign its interest or delegate its obligations hereunder.

43.  GOVERNING LAW
     -------------

     It is the intention of the parties hereto that this Lease (and the terms, conditions, provisions and covenants hereof) shall be construed and enforced in accordance with the laws of the District of Columbia. Landlord and Tenant each hereby waive any objection to the venue of any action filed by either party in any court situated in the District of Columbia and each party further waives any right, claim or power, under the doctrine of forum non conveniens or otherwise, to transfer any such action filed by any party to any other court.

44.  WAIVER OF TRIAL BY JURY
     -----------------------

     Each party hereby waives all right to trial by jury in any claim, action, proceeding or counterclaim by either party against the other on any matters arising out of or in any way connected with this Lease, the relationship of the parties, Tenant's use or occupancy of the demised premises and/or any claim of injury or damage.

45.  OPTION TO LEASE ADDITIONAL OFFICE SPACE
     ---------------------------------------

     In the event space in addition to the demised premises becomes available for commercial use at any time during the Term (including any extensions thereof) in Pods 2L, 4L or 7L, and Landlord does not require such additional space for its own use, Landlord shall provide written notice to Tenant of the availability of such additional space and Tenant shall have an option, exercisable by providing written notice to Landlord no later than ten (10) days from the date of receipt of Landlord's notice, to lease from Landlord, in addition to the demised premises, the additional space referenced in Landlord's notice; provided, however, that based upon Landlord's own need for office space Landlord may make its offering of space in Pod 7L conditional upon Tenant vacating office space within its leased premises located in Pods 4L and 2L.

46.  PARKING OPTION
     --------------

     During the term of this Lease, Tenant shall have the right to rent from Landlord, on a monthly basis, up to six (6) underground parking space at rates now or hereinafter established by Landlord (currently $75.00), which rates shall not be in excess of the monthly parking rates generally charged other Tenants in the Building for similar parking spaces. The parking fee may be modified from time to time at the sole discretion of Landlord, provided that the parking fee may not exceed the market rental for similar commercial parking space in the area.

47.  MISCELLANEOUS
     -------------

     Window Blinds - Landlord, at its sole expense, shall promptly install
     -------------
window blinds on the exterior windows of Pod 4L pending a decision by the appropriate governmental authority. If such blinds are damaged prior to Tenant's occupancy of the 4L space, Landlord shall repair the damage or replace the blinds. Such window blinds shall not be removed or replaced by Landlord unless and until such blinds are expressly prohibited by appropriate governmental authority. Tenant may, at its sole option and expense, install such blinds or screens in Pod 2L as soon as the appropriate governmental approvals have been obtained.

     Cable Television - Landlord shall cooperate with Tenant's efforts to obtain
     ----------------
cable television in its offices; however, all cabling costs associated with such efforts and services shall be borne by Tenant.

     Smoking - Throughout the term of the Lease Agreement, INTELSAT shall
     -------
enforce in a commercially reasonable fashion the smoking policy set forth in the INTELSAT Rules and Regulations (Exhibit C).

     Quiet Enjoyment - Tenant's quiet enjoyment of the demised premises shall be
     ---------------
protected by Landlord in a commercially reasonable fashion.

     Final Lease Agreement - This Lease Agreement shall supersede in full the
     ---------------------
existing Lease Agreement between the parties, INTEL-L-811, as of the Lease Commencement Date provided herein.

48.  ENTIRE AGREEMENT
     ----------------

     This Lease, including all exhibits, schedules and addenda attached hereto, constitutes the entire agreement of the parties hereto, and supersedes all prior representations, inducements, or agreements, oral or otherwise, between the parties with respect to the subject matter hereof. No addition to, deletion of or deviation from the provisions of this Lease shall be binding unless in writing and duly signed by the party against whom the same is sought to be enforced.

     IN WITNESS WHEREOF, on the day and year first hereinabove written, the undersigned have executed two (2) copies of this Lease under seal.

                                        LANDLORD
                                        --------

                                        International Telecommunications
                                           Satellite Organization
                                        3400 International Drive, N.W.
                                        Washington, D.C.  20008-3098

Attest:                                 By:    /s/ David T. Tudge
       -------------------------               ------------------
                                                      Signed

                                                   David T. Tudge
                                               ------------------
                                                      Typed

                                        Title:    Vice President and
                                                  Chief Financial Officer
                                                  -----------------------
[Seal]

                                        TENANT
                                        ------

                                        MIL 3, Inc.
                                        3400 International Drive, N.W.
                                        Pod 4L
                                        Washington, D.C.  20008-3098

Attest: /s/ Steven P. Bonarial (sp)     By:    /s/ Alain Cohen
        ------------------------------         ------------------
                                               Signed

                                                 Alain Cohen
                                               ------------------
                                                 Typed

[Corporate Seal]                        Title:   President
                                               ------------------

                                                         Exhibit A - Page 1 of 2

                                                                     MIL 3, Inc.

                                                                          Pod 2L




                               Atrium - 6 Diagram

                                                         Exhibit A - Page 2 of 2

                                                                     MIL 3, Inc.

                                                                          Pod 4L






                                    Diagram

                                                          Exhibit B, Page 1 of 3


                        PREOCCUPANCY WORK - MIL 3, INC.
                               INTELSAT BUILDING
             (PERTAINING TO RENTAL SPACES REQUIRING MODIFICATIONS)

Partitioning:         . Partitioning between suites and units to be slab to slab and sound insulated.
                      . Partitioning to be constructed of 3 5/8" steel studs at
                        24 inches o.c. and 5/8" gypsum wallboard.
                      . Partitioning provided by landlord will be one linear
                        foot for each twelve (12) feet of rentable space.

Painting:             . Three coats flat finish paint building standard color
                        for all office partitioning.
                      . Interior doors to be stained building standard red oak
                        or equal.
                      . Hallways will be covered with building standard vinyl
                        wallcover.

Doors:                . Interior doors of rift cut red oak veneer, or equal with glass sidelights, will be provided for each office in the rentable space.
                      . Doors to be 2'-8" x 7'10" solid core, metal frame
                        equipped with building standard latch set.
                      . One suite entrance door will be provided for each tenant with metal frame, equipped with building standard lock set.

Floor Covering:       . Building standard carpet tile 18" x 18", special grey,
                        including 2-1/2 vinyl straight base will be provided.

Ceiling:              . Building standard suspended, acoustical tile ceiling
                        system provided.

Electrical:           . One 120 volt duplex wall electrical outlet will be
                        provided for each 150 square feet of rentable space.

Telephone:            . One telephone outlet will be provided for each 200
                        square feet of rentable space.

Outlets:              . Any special cable or amperage requirements are not
                        included, but will be provided by the landlord at tenant's expense.

Lighting:             . One 2' x 4' recessed fluorescent lighting fixture with
                        parabolic lens per 80 square feet of rentable space.

Heating and           . Building standard heating and cooling for normal
Air Conditioning        office use and one thermostat for each 200 square
                        feet of rentable space is provided.
                      . Excess capacity, special controls and exhaust
                        requirements are not included, but will be provided by landlord at tenant's expense.

                                                          Exhibit B, Page 2 of 3


Window Covering:      . No window covering allowed.


Floor Loads:          . Floor loads are designed for 60 pounds per square foot
                        of live load and an additional allowance of 20 pounds per square foot for partitioning.

Plumbing:             . Landlord will provide rough plumbing from nearest
                        plumbing stack to one location within space at landlords option; 1,500 square feet of rentable space minimum.

Design Services:      . Consultation with landlord's space designer is provided
                        to prepare the documentation for tenant's space plan and interior layout.
                      . Two (2) two- (2) hour planning sessions are provided and one (1) major and two (2) minor revisions in the space plans are allowed at no cost to tenant.

Allowance:            . Enumerated above are maximum allowance quantities to be
                        provided by landlord at no cost to tenant. There will be no credits for unused portions of allowance quantities.

ABS Items:            . See Exhibit B, Page 3

                                                          Exhibit B, Page 3 of 3

                        PREOCCUPANCY WORK - MIL 3, INC.
                                INTELSAT BUILDING

    Landlord will provide, at Landlord's sole expense, the following:

1.  One folding door in 4L;

2. Millwork in existing 4L space necessary to modify existing counter and cabinets in connection with expansion of the Demo Room as illustrated. No ABS millwork will be provided by Landlord in 2L space;

3. Two showers, two sinks, and plumbing associated with such showers and sinks in 2L;

4.  Computer Room air conditioner (three ton) in 2L;

5.  Shower exhaust fans, ducts in 2L;

6. All Power Upgrades necessary to support Tenant's electrical requirements in both 2L and 4L as enumerated in Tenant's Letter of 17 December 1992 (attached hereto as Exhibit E).

7. Existing vinyl wall covering in the hallway within the new space in 4L shall be repaired or cleaned by Landlord where necessary.

8. All carpet tiles within the new spaces in 4L and 2L shall be homogeneous in appearance.

9. Landlord shall repaint Tenant's preexisting office space within six (6) months of taking occupancy under this Lease.

10. All thermostats controlling the climate within Tenant's demised premises shall be located somewhere within Tenant's demised premises where mechanically and commercially feasible. Landlord shall provide Tenant with a diagram or list of the thermostats and the areas which they control.

11. Landlord shall relocate the exit sign in the 4L conference room to a less obtrusive location.

     If there are any other ABS items which are necessary to construct the office space as illustrated in Exhibit A, Landlord shall provide such items at its sole expense. Tenant reserves the right to alter the plans during the space planning process. If either Landlord or Tenant alters the plans (Exhibit A) in a way that requires additional ABS items, such items shall be paid by the party who alters the plans.

                                                                       EXHIBIT C

                             RULES AND REGULATIONS
                             ---------------------

     The following rules and regulations have been formulated for the safety and well-being of all the tenants of the Building. Strict adherence to these rules and regulations is necessary so that each and every tenant will enjoy a safe and unannoyed occupancy in the Building. Any violation of these rules and regulations by any tenant which continues after notice from Landlord shall be sufficient cause for termination of this Lease at the option of the Landlord.
In the event of a conflict between the terms of the Lease and the terms of these Rules and Regulations, the terms of the Lease shall take precedence.

     Landlord may, upon request by any tenant, waive the compliance by such tenant of any of the foregoing rules and regulations, provided that (i) no waiver shall be effective unless signed by Landlord or Landlord's authorized agent, (ii) any such waiver shall not relieve such tenant from the obligation to comply with such rule or regulation in the future unless expressly consented to by Landlord, and (iii) no waiver granted to any tenant shall relieve any other tenant from the obligation of complying with the foregoing rules and regulations unless such other tenant has received a similar written waiver from Landlord.

1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls or other parts of the Building not occupied by any tenant shall not be obstructed or encumbered by any tenant or used for any purpose other than normal ingress and egress to and from the demised premises. Landlord shall have the right to control and operate the public portions of the Building and the grounds, and the facilities furnished for the common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally. No tenant shall permit the visit to the demised premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment by other tenants of the entrances, corridors, elevators and other public portions or facilities of the Building or of the grounds.

2. Access to the building will be via recognised entrances only and tenants, their employees, agents and guests will refrain from using emergency exits - except in emergency situations.

3. Employees of each tenant shall be provided by Landlord with a photo ID access card which will facilitate entry to the common areas in the building. Each tenant shall be responsible for returning all such cards to the Landlord on termination of employment of any such person - or all cards upon termination of the lease. In the event of the loss, or failure to return any such card or cards on termination of contract or lease, or for any other reason, tenant shall pay Landlord all replacement costs involved.

4. No signs, pictures, awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord. No drapes, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the demised premises, without the prior written consent of the Landlord, which consent will not be unreasonably withheld.

5. The lavatories and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose employees, agents or guests, shall have caused the same.

6. There shall be no marking, painting, drilling into or other form of defacement or damage of any part of Building or grounds. No boring, cutting or stringing of wires shall be permitted without the prior written consent of Landlord, which consent shall not be unreasonably withheld. No tenant shall construct, install, maintain, use or operate within, or on the outside of, the Building or on the grounds, any electrical device, wiring or apparatus in connection with a loudspeaker or other sound system.

7. No animals, birds or pets of any kind shall be brought into or kept in or about the Building or grounds. Automobiles, motorcycles and bicycles may be parked in the Building garage only in designated areas and only with the specific prior approval of Landlord. Automobiles, motorcycles and bicycles parked without Landlord's approval, or not parked in designated areas, are subject to removal without notice.

8. No cooking shall be done or permitted by Tenant in the Building or on the grounds, provided, however, that Tenant may install and maintain a microwave oven, hot plate, coffee station, beverage and/or candy vending machines in the demised premises for the convenience and exclusive use of Tenant's employees. No tenant shall cause or permit any unusual or objectionable odors to originate from the demised premises.

9.  No space in the Building shall be used for manufacturing.

10. No tenant shall make, or permit to be made, any disturbing noises or disturb or interfere with occupants of this Building or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine or in any other way. No tenant shall discard anything into the public or common areas.

11. No firearms or controlled substances shall be brought into or kept upon the Building or grounds.
12. No flammable, combustible or explosive fluid, chemical or substance shall be brought or kept within the Building or upon the grounds.

13. No additional locks or bolts of any kind shall be placed upon any of the doors or other parts of the demised premises by any tenant, nor shall any changes be made in existing locks or the machanisms thereof, without the prior written consent of Landlord, which consent shall not be unreasonably withheld. The doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for normal ingress or egress. Each tenant shall, upon the termination of his tenancy, return to Landlord all keys either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any such keys, such tenant shall pay to Landlord the cost of replacing the locks.

14. All removals, or the carrying in or out of any safes, freight, furniture, box, container or bulky matter of any description must take place during the hours which Landlord or its agent may determine from time to time. Landlord reserves the right to inspect all materials to be brought into or out of the Building or grounds, and to exclude from the Building and grounds all materials which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

15. Any person employed by any tenant to perform janitorial services within the demised premises must obtain Landlord's consent prior to commencing such work, and such persons shall, while in or outside the Building, comply with all instructions issued by Landlord or its representatives. No tenant shall pay any employees of Landlord or Landlord's agents to perform any work or services in or outside the Building.

16. No tenant shall purchase spring water, ice, coffee, soft drinks, towels, or other products or services from any company or persons who violate the Building regulations or disturb occupants of the Building.

17. Landlord reserves the right to exclude from the Building and grounds at all times any person who is not known or does not properly identify himself to the Building management, receptionist or security guard on duty. Landlord may, at his option, require all persons admitted to or leaving the Building or grounds to register with Building security guards. Each tenant shall be responsible for all persons for whom such tenant authorizes entry into the Building or upon the grounds, and shall be liable to Landlord for all acts and omissions of such persons.

18. The premises shall not be used for lodging or sleeping or any immoral or illegal purpose.

19. The requirements of tenants will be acted upon only by the Landlord or Landlord's designated representative. Landlord's employees shall not be requested to perform any work or do anything outside of their regular duties unless authorized by the management of the Landlord.

20. Canvassing, soliciting and peddling in the Building or upon the grounds is prohibited and each tenant shall cooperate to prevent same.

21. No water cooler or plumbing fixture may be installed by any tenant without the prior written consent of the Landlord.

22. There shall not be used in any space, or in the public or common halls of the Building, either by any tenant or by others, any hand trucks, except those equipped with rubber tires and side guards.

23. Mats, trash or other objects shall not be placed in the public or common corridors.

24. There shall be no parking of vehicles or other obstructions placed in the loading dock area.

25. Landlord reserves the right at any time, upon written notice to Tenant, to make, eliminate, or modify these Rules and Regulations as in Landlord's sole judgement may be necessary or desirable.

26. Smoking is prohibited anywhere on INTELSAT property, including but not limited to all offices, hallways, stairwells, garages," common areas, entrances, parks and all surrounding grounds. This regulation applies to all building occupants, visitors and guests.

                                                                       Exhibit D

                                    Diagram

                       INTERNATIONAL TELECOMMUNICATIONS
                             SATELLITE ORGANIZATION

                       CERTIFICATE BY LANDLORD AND TENANT
                    AS TO DATE OF DELIVERY AND ACCEPTANCE OF
                         POSSESSION OF LEASED PREMISES

     Attached to and made a part of the Agreement of Lease, dated 18 June 1993, as amended by Lease Amendment No. 2 dated 28 April 1995, entered into by and between International Telecommunications Satellite Organization as Landlord, and MIL 3, Inc. as Tenant.

     Landlord and Tenant do hereby declare that possession of the Additional Office Space, 378 square feet located on the second level of Pod L of Phase II of the INTELSAT Building, all as more fully described in Lease Amendment No. 2, was accepted by Tenant on the 28th day of April, 1995. The commencement date for the term of lease for this Additional Office Space is hereby established as 1 May 1995, and the termination date shall be in accordance with Article 50, Paragraph B of Lease Amendment No. 2.

                                             LANDLORD

Attest:                                      INTELSAT


[sig]                                        /s/ Robert A. Lambert
-------------------------------------------  --------------------------------------------

                                             By:     Robert A. Lambert
                                                 ----------------------------------------
                                             Date:     15/5/95
                                                  ---------------------------------------
                                             TENANT

Attest:                                      MIL 3, Inc.


/s/ Marc A. Cohen                            /s/ Alain Cohen
-------------------------------------------  --------------------------------------------

                                             By:    Alain Cohen, President
                                                 ----------------------------------------
                                             Date:     5/14/95
                                                  ---------------------------------------

                             LEASE AMENDMENT NO. 3
                             ---------------------

     THIS LEASE AMENDMENT NO. 3 is made and entered into this 8th day of September 1995, by and between the International Telecommunications Satellite Organization ("Landlord") and MIL 3, Inc., a corporation organized and existing under the laws of the State of Maryland ("Tenant") for the purpose of amending the LEASE dated 18 June 1993 between said parties.

     WHEREAS, Landlord and Tenant entered into an Agreement of Lease on 18 June 1993 (the "Lease") for certain office space (the "demised premises") located on the second and fourth levels of Pods L of Phase II of the office building situated at 3400 International Drive, N.W., Washington, D.C. 20008-3098;

     WHEREAS, Landlord and Tenant entered into Lease Amendment No. 1 on 26 October 1994 to provide for the temporary lease by Landlord to Tenant of 1,580 rentable square feet on the second level of Pod L of Phase II;

     WHEREAS, Landlord and Tenant entered into Lease Amendment No. 2 on 28 April 1994 to provide for the temporary lease by Landlord to Tenant of 378 rentable square feet on the second level of Pod L of Phase II;

     WHEREAS, Tenant desires to lease from Landlord, in addition to other leased space described in the Lease, 1,958 rentable square feet located in the second level of Pod L of Phase II, 7,768 rentable square feet located in the third level of Pod L of Phase II and 105 rentable square feet located in the fourth level of Pod L in Phase II (the "Additional office Space");

     WHEREAS, Landlord and Tenant are agreed upon the terms and conditions for such lease of Additional Office Space; and

     WHEREAS, Landlord and Tenant are agreeable to amending the Lease to address this matter;

     NOW THEREFORE, in consideration of the mutual promises of Landlord and Tenant contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree to amend the Lease as follows:

1.  The following is ADDED to the end of Article 1:

          Effective 17 June 1998, the square footage measurements for Pod 2L shall be changed to 4,745 square feet of rentable area (2,260 + 2,485) and for Pod 4L shall be changed to 2,652 square feet of rentable area (1,432 + 1,220). In the event that there are any changes to the designation of fire corridors prior to 17 June 1998, the parties agree that the above changes in the square footage measurements may require further adjustments.

2.  In the penultimate line of Article 1, DELETE "or decrease".

3.  DELETE Article 2.A in its entirety and SUBSTITUTE the following therefor:

          The term of this Lease (hereinafter referred to as the "term") shall commence on 17 June 1993 ("Lease Commencement Date") and shall expire on 31 December 1999 ("Lease Expiration Date").

4.  AMEND Article 2.B. by ADDING the words "(l January 2000 through 31 December
    2004)" after the words "additional period of five (5) years" which appear in the first sentence.

5.  AMEND Article 4.A. by ADDING the following after the second paragraph:

    Effective 17 June 1998, Tenant shall pay to Landlord a fixed monthly rental of Five Thousand Seven Hundred Thirty-three and 54/100 ($5,733.54) for the office spaces located in Pod 2L and Four Thousand Nine Hundred Fifty and 40/100 ($4,950.40) for the office spaces located in Pod 4L due and payable in advance on the first (1st) day of each and every calendar month during the term of this Lease and any renewals of such term pursuant to Article 2.

6.  Article 8.B as follows:

    On lines 4 and 8, SUBSTITUTE "thirty (30) days" for "sixty (60) days".

    On line 9, SUBSTITUTE "one hundred eighty (180) days" for "ninety (90) days".

    DELETE subparagraph (d) and SUBSTITUTE "(d)" for "(e)".

    At the end of Paragraph B, ADD, "Within thirty (30) days of execution of any sublease or assignment made pursuant to this Article 8, Tenant shall submit to Landlord a copy of such sublease or assignment agreement."

7.  AMEND Article 8.C as follows:

    On line 4, DELETE "the notice from Tenant set forth in paragraph B above" and SUBSTITUTE "Tenant's Notice of Availability of Space (which need only describe the office space available)".

    On line 6, REPLACE the phrase "or portion thereof" with the parenthetical, (or portion thereof in floor-by-floor increments)".

    On Line 13, SUBSTITUTE "one hundred eighty (180) days" for "ninety (90) days".

8. Reverse the order of Articles 8.B and 8.C such that "Recapture" becomes Paragraph B and "Tenant's Application (Assignment and Sublease)" becomes Paragraph C.

9.  DELETE Article 45 in its entirety and substitute the following therefor:

         In the event space in addition to the demised premises becomes available for commercial use at any time during the Term (including any extensions thereof) in Pod 7L, and Landlord does not require such additional space for its own use, Landlord shall provide written notice to Tenant of the availability of such additional space and Tenant shall have an option, exercisable by providing written notice to Landlord no later than ten (10) days from the date of receipt of Landlord's notice, to lease from Landlord, in addition to the demised premises, the additional space referenced in Landlord's notice; provided, however, that based upon Landlord's own need for office space Landlord may make its offering of space in Pod 7L conditional upon Tenant vacating office space within its leased premises located in Pods 2L, 3L and 4L.

10. A new Article 51 shall be ADDED as follows:

    51.  ADDITIONAL OFFICE SPACE

         The Additional Office Space described in paragraph A of this Article 51 shall be governed by the terms and conditions of this Lease unless otherwise provided in this Article 51.

    A.  Demised Premises
        ----------------

         In addition to other leased space described herein, Landlord leases to Tenant, and Tenant hereby leases from Landlord, certain space outlined on Exhibit H attached hereto, and located on the second level of Pod L of Phase II of the INTELSAT Building, certain space outlined on Exhibit I attached hereto, and located on the third level of Pod L of Phase II of the INTELSAT Building, and certain space outlined in Exhibit J attached hereto, and located on the fourth level of Pod L of Phase II of the INTELSAT Building. The parties hereto agree that the Additional Office Space constitutes 1,958 square feet of rentable area in Pod 2L, 7,768 square feet of rentable area in Pod 3L, and 105 square feet of rentable area in Pod 4L. This Additional Office Space shall be considered to be a portion of the "demised premises" as used throughout this Lease, during the term specified in Paragraph B of this Article 51, unless such meaning would be inconsistent with the provisions of this Article 51. Tenant, at Tenant's sole expense, shall have the right to verify Landlord's measurement of the

    Additional Office Space, and shall also have the right to verify the necessity for, and location of, the additional fire corridor in Pod 3M. Adjustments to Tenant's square footage will be made if deemed appropriate by both parties. Tenant hereby agrees that Landlord shall have the right, for the purposes of accommodating other tenants of Pod L or otherwise, to increase or decrease the dimensions, change the configuration, or to otherwise alter the common corridors; however, such alteration of the common areas shall not materially impair Tenant's use of the demised premises, and shall not increase the amount of common area attributable to Tenant as specified in this Article.

    B.  Term
        ----

         The term of lease for the Additional Office Space shall commence upon the date that Landlord notifies Tenant that Landlord's work (as set forth in Exhibits K and L of this Lease Amendment) is substantially complete; provided, however, that in the event that construction is substantially completed in either one of the new office spaces in 2L and 3L prior to substantial completion of construction in the other new office space, Landlord shall notify Tenant, and Tenant, at its sole option, shall be entitled to take occupancy of the substantially completed space. If Tenant so elects to take occupancy, Tenant shall so inform Landlord in writing, and the Term for that office space shall commence upon the date that Tenant takes occupancy of the substantially completed space. In such event, Tenant's total monthly rental shall not include rental for the location and square footage of the space which remains unfinished until such time as Landlord notifies Tenant that Landlord's work as set forth in Exhibits K and L of this Lease Amendment in the remaining new office space is substantially completed. The term of the lease for the Additional office Space shall expire at midnight on 31 December 1999.

    C.  Rental
        ------

         (i) Fixed Monthly Rental - In addition to the fixed monthly rental specified in Paragraph A of Article 4 of this Lease, Tenant shall pay to Landlord a sum of Two Thousand Two Hundred-two and 75/100 Dollars ($2,202.75) for the Additional Office Space in Pod 2L (1,958 rentable sq. ft.), Twelve Thousand Nine Hundred Forty-six and 67/100 Dollars ($12,946.67) for the Additional Office Space in Pod 3L (7,768 rentable sq. ft.), and One Hundred Ninety-six and 00/100 Dollars ($196.00) for the Additional Office Space in Pod 4L (105 rentable sq. ft.) due and payable in advance on the first day of each and every calendar month during the lease term specified in Paragraph B of this Article 51. Partial months shall be prorated. Landlord shall abate 50% of the fixed monthly rental for the Additional Office Space for each of the first twelve (12) months of the first lease year. Such abatement shall commence upon the date that Landlord notifies Tenant that all of Landlord's work as set forth in Exhibits K and L of this Lease Amendment is substantially complete.

         (ii) Operating Costs - In addition to the percentage of operating expenses specified in Article 4.B, Tenant shall pay to Landlord throughout the lease term specified in Paragraph B of this Article 51, as additional rental, 0.0331 (3.31%) (being the approximate and agreed upon proportion which the floor area of the Additional Office Space (9,831 rentable square feet) bears to the architectural and engineering (A&E) design figure for total area of the Building) (296,733 rentable square feet) of the Actual Operating Expenses.

         In the event Tenant obtains and exercises an option to take occupancy of the new office space in Pod 2L prior to taking occupancy of the new office space in Pod 3L, Tenant shall pay to Landlord until the date that Landlord notifies Tenant that all of Landlord's work as set forth in Exhibits K and L of this Lease Amendment is substantially complete, as additional rental, 0.0066 or (0.66%) (being the approximate and agreed upon proportion which the floor area of the new office space in Pod 2L (1,958 rentable square feet) bears to the architectural and engineering (A&E) design figure for total area of the Building) (296,733 rentable square feet) of the Actual Operating Expenses. once such notice is provided by Landlord to Tenant, Tenant shall begin paying to Landlord, as additional rental, 0.0331 (3.31%), in lieu of the 0.0066 (.66%) of the Actual operating Expenses.

          In the event Tenant obtains and exercises an option to take occupancy of the new office space in Pod 3L prior to taking occupancy of the new office space in Pod 2L, Tenant shall pay to Landlord until the date that Landlord notifies Tenant that all of Landlord's work as set forth in Exhibits K and L of this Lease Amendment is substantially complete, as additional rental, 0.0262 (2.62%) (being the approximate and agreed upon proportion which the floor area of the new office space in Pod 3L (7,768 rentable square feet) bears to the architectural and engineering (A&E) design figure for total area of the Building) (296,733 rentable square feet) of the Actual Operating Expenses.  Once such notice is provided by

    Landlord to Tenant, Tenant shall begin paying to Landlord, as additional rental, 0.0331 (3.31%), in lieu of the 0.0262 (2.62%) of the Actual Operating Expenses.

         The projected Operating Expenses for 1995 are estimated to be Four Dollars and Forty Seven Cents ($4.47) per square foot of total area of the Building for 1995.

    D.  Security Deposit
        ----------------

         Concurrently with Tenant's execution of this Lease Amendment No. 3, Tenant shall deposit with Landlord the sum of Thirty Thousand Six Hundred Ninety and 84/100 Dollars ($30,690.84), less amounts already deposited with Landlord under Amendment No. 1 ($1,580.00) and Amendment No. 2 ($378.00); $15,345.42 of which shall be used as payment of the first month's rent actually due Landlord and the remaining portion of which shall be used as security for the full and faithful performance by Tenant of each and every term, provision, covenant, and condition of this Lease. Landlord shall grant to Tenant an annual rental credit equal to 2.30% interest on the security deposited with Landlord pursuant to this Article 51.D. The security deposited with Landlord pursuant to this Article 51.D shall be in addition to the security deposit previously paid by Tenant pursuant to
     Article 6 of the Lease and shall be subject to the provisions of Article 6 of this Lease.

     E.  Preoccupancy Work
         -----------------

          Landlord, at its own expense, will provide design services and construct the demised premises and Additional Office Space in accordance with the provisions set forth in Exhibits K and L attached hereto and made a part hereof. Landlord shall have no obligation to make any alterations, additions, or improvements to the demised premises or the Additional office Space except as set forth in Exhibits K and L; provided, however, Tenant may, at its own expense, substitute a higher grade item for that of a building-standard item (e.g., door locks) in which case Tenant shall receive a credit from INTELSAT for the cost of the building-standard item being replaced. Subject to the need to minimize remobilization costs, Tenant shall have the right to specify the scheduling of construction in the different office spaces, to minimize any disruption to Tenant's business.

     F.  Parking Option
         --------------

          Tenant shall have the right, on a one-time offer, to lease from Landlord six (6) parking permits in the Building garage in addition to those specified in Article 46. This parking option may be exercised by Tenant only upon the date on which Tenant executes this Lease Amendment No.
     3. The additional parking permits shall be leased by Tenant at prevailing market rates, currently $80 per space, per month.

11.  A new Exhibit H is attached hereto and incorporated herein.

12.  A new Exhibit I is attached hereto and incorporated herein.

13.  A new Exhibit J is attached hereto and incorporated herein.

14.  A new Exhibit K is attached hereto and incorporated herein.

15.  A new Exhibit L is attached hereto and incorporated herein.

     IN WITNESS WHEREOF, on the day and year first hereinabove written, the undersigned have executed two copies of this Lease Amendment No. 3.

                                              LANDLORD
                                              --------
                                              International Telecommunications Satellite
                                              Organization
                                              3400 International Drive, N.W.
                                              Washington, D.C.  20008-3098


Attest:     /s/ R. A. Lambert                 By:     /s/ David T. Tudge
       -----------------------------------       -----------------------------------------
                  Signed                                      Signed

                                                          David T. Tudge
                                              --------------------------------------------
                                              Title:  Vice President & Chief
                                                      Financial Officer

                                              TENANT
                                              ------

                                              MIL 3, Inc.
                                              3400 International Drive, N.W.
                                              Pod 4L
                                              Washington, D.C.  20008-3098


Attest:     [sig]                             By:     /s/ Alain Cohen
       -----------------------------------       -----------------------------------------
                     Signed                                Signed


                                              --------------------------------------------
                                                               Typed

                                              Title:
                                                    --------------------------------------

                   A new Exhibit H shall be ADDED as follows:


                                                           EXHIBIT H

                       PLAN OF ADDITIONAL SPACE IN POD 2L

                   A new Exhibit I shall be ADDED as follows:

                                                           EXHIBIT I

                       PLAN OF ADDITIONAL SPACE IN POD 3L

                   A new Exhibit J shall be ADDED as follows:

                                                           EXHIBIT J

                       PLAN OF ADDITIONAL SPACE IN POD 4L

                  STANDARD WORK LETTER FOR TENANT IMPROVEMENTS

                                INTELSATBUELDING

                                    PHASE II

Partitioning:        .    Partitioning between suites and units to be slab to slab and sound insulated.

                     .    Partitioning to be constructed of 3 5/8" steel studs at 24 inches o.c. and 5/8' gypsum

Painting:            .    Three coats eggshell finish paint building standard color for all office partitioning.

                     .    Interior doors to be stained building standard red oak or equal.

Doors:               .    Interior doors of rift cut red oak veneer, or equal with glass sidelights, will be provided for each office in the rentable space.

                     .    Doors to be 2'-8" x 7'10" solid core, metal frame equipped with building standard latch set.
                          One suite entrance door will be provided for each tenant with metal frame, equipped with building standard lock set.

Floor                .    Building standard carpet tile 18" x 18", special grey, including 2% vinyl straight base will be
Covering:                 provided.

Ceiling:             .    Building standard suspended, acoustical tile ceiling system provided.

Electrical:          .    One 120 volt duplex wall electrical outlet will be provided for each 150 square feet of rentable space.

Telephone:           .    One telephone outlet will be provided for each 200 square feet of rentable space.

Outlets:             .    Any special cable or amperage requirements are not included, but will be provided by the landlord at tenant's expense.

Lighting:            .    One 2' x 4' recessed fluorescent lighting fixture with parabolic lens per 80 square feet of rentable space.

Heating and Air      .    Building standard beating and cooling for normal office use and one thermostat for each 200 square
Conditioning:             feet of rentable space is provided.

                     .    Excess capacity, special controls and exhaust requirements are not included, but will be provided by landlord at tenant's expense.

Window Covering      .    No window covering provided by Landlord.

Floor Loads:         .    Floor loads am designed for 60 pounds per square foot of live load and an additional allowance of 20 pounds per square foot for partitioning.

Plumbing:            .    Landlord will provide rough plumbing from nearest plumbing stack to one location within space at landlords option; 1,500 square feet of rentable space minimum.

Design Services:     .    Consultation with landlord's space designer is provided to prepare the documentation for tenant's space plan and interior layout.

                     .    Two (2) two- (2) hour planning sessions are provided and one (1) major and two (2) minor revisions in the space plans are allowed at no cost to tenant.

Allowance            .    Enumerated above are maximum allowance quantities to be provided by landlord at no cost to tenant.
                          There will be no credits for unused portions of allowance quantities.

04 May 1999


Mr. Joseph Greeves
Chief Financial Officer
MIL-3, Inc.
3400 International Drive, N.W.
Suite 4L
Washington, D.C.  20008

                               VIA HAND DELIVERY
                               -----------------

Re:   Lease Amendment No. 4

Dear Mr. Greeves:

Enclosed for your files is one original, fully executed Amendment to Lease 4 INTEL-L-1433 (Lease Amendment No. 4), entered into by and between International Telecommunications Satellite Organization as Landlord, and MIL-3, Inc. as Tenant. A copy of the Delivery & Acceptance Certificate is also enclosed.

If you have any questions, please call me at (202) 944-8235.

Sincerely,

CHARLES E. SMITH COMMERCIAL REALTY

/s/ Karen K. Wilson

Karen K. Wilson, RPA
Lease Administrator

/kkw
Enc. (2)

cc:  R. Lambert, INTELSAT
     C. Diehl, C.E. Smith
     Lease File

                             LEASE AMENDMENT NO. 4
                             ---------------------

     THIS LEASE AMENDMENT NO. 4 is made this 28th day of April, 1999, by and between the International Telecommunications Satellite Organization ("Landlord"), an international organization, and MIL 3, Inc., a corporation organized and existing under the laws of the State of Maryland ("Tenant") for the purpose of amending the LEASE dated 18 June 1993 between said parties.

     WHEREAS, Landlord and Tenant entered into an Agreement of Lease on 18 June 1993 (the "Lease") for certain office space (the "demised premises") located on the second and fourth levels of Pod L of Phase II of the office building situated at 3400 International Drive, N.W., Washington, D.C. 20008-3098;

     WHEREAS, Landlord and Tenant entered into Lease Amendment No. 1 on 26 October 1994 to provide for the temporary lease by Landlord to Tenant of certain office space on the second level of Pod L of Phase II;

     WHEREAS, Landlord and Tenant entered into Lease Amendment No. 2 on 28 April 1995 to provide for the temporary lease by Landlord to Tenant of certain office space on the second level of Pod L of Phase II;

     WHEREAS, Landlord and Tenant entered into Lease Amendment No. 3 on 8 September 1995 to extend the term of the Lease, to provide for the lease by Landlord to Tenant of certain office space on the second, third and fourth levels of Pod L of Phase II, and to amend other provisions of the Lease;

     WHEREAS, Tenant desires to lease from Landlord, in addition to other leased space described in the Lease, 3,987 rentable square feet located in the third level of Pod M of Phase II (the "Additional office Space");

     WHEREAS, Landlord and Tenant are agreed upon the terms and conditions for such lease of Additional Office Space; and

     WHEREAS, Landlord and Tenant are agreeable to amending the Lease to address this matter;

     NOW THEREFORE, in consideration of the mutual promises of Landlord and Tenant contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree to amend the Lease as follows:

1.  A new Article 52 shall be ADDED as follows:

    52.  ADDITIONAL OFFICE SPACE

         The Additional Office Space described in paragraph A of this Article 52 shall be governed by the terms and conditions of this Lease unless otherwise provided in this Article 52.

          A.  Demised Premises
              ----------------

               In addition to other leased space described herein, Landlord leases to Tenant, and Tenant hereby leases from Landlord, certain space outlined on Exhibit M attached hereto, and located on the third level of Pod M of Phase II of the INTELSAT Building. The parties hereto agree that the Additional office Space constitutes 3,987 square feet of rentable area. This Additional Office Space shall be considered to be a portion of the "demised premises" as used throughout this Lease, during the term specified in Paragraph B of this Article 52, unless such meaning would be inconsistent with the provisions of this Article 52. Tenant, at Tenant's sole expense, shall have the right to verify Landlord's measurement of the Additional Office Space. Adjustments to Tenant's square footage will be made if deemed appropriate by both parties. Tenant hereby agrees that Landlord shall have the right, for the purposes of accommodating other tenants of Pod M or otherwise, to increase or decrease the dimensions, change the configuration, or to otherwise alter the common corridors; however, such alteration of the common areas shall not materially impair Tenant's use of the demised premises, and shall not increase the amount of common area attributable to Tenant as specified in this Article.

          B.  Term
              ----

               The term of lease for the Additional Office Space shall commence upon 23 January 1999 and shall expire at midnight on 31 December 1999.

          C.  Rental
              ------

               (i) Fixed Monthly Rental - In addition to the fixed monthly rental specified in Paragraph A of Article 4 of this Lease, Tenant shall pay to Landlord

                    (a) for the period 23 January 1999 to 8 April 1999, a sum of
               Five Thousand Nine Hundred Eighty and 50/100 ($5,980.50) per month, and

                    (b) for the period 9 April 1999 until expiration of this
               Lease, a sum of Six Thousand Twenty Three and 69/100 Dollars ($6,023.69) per month, due and payable in advance on the first day of each and every calendar month during the lease term specified in Paragraph B of this Article 52. Payment for the first month under this Lease Amendment No. 4 shall be paid concurrently with Tenant's execution thereof. Partial months shall be prorated.

               (ii) Operating Costs - In addition to the percentage of operating expenses specified in Article 4.B, Tenant shall pay to Landlord, for the period 9 April 1999 until expiration of this Lease, as additional rental, 0.0134 (1.34%) (being the approximate and agreed upon proportion which the floor area of the Additional Office Space (3,987 rentable square feet) bears to the architectural and engineering (A&E) design figure for total area of the Building) (296,733 rentable square feet) of the Actual Operating Expenses.

          D.  Security Deposit
              ----------------

               Concurrently with Tenant's execution of this Lease Amendment No. 4, Tenant shall deposit with Landlord the sum of Six Thousand Twenty Three and 69/100 Dollars ($6,023.69), which shall be used as security for the full and faithful performance by Tenant of each and every term, provision, covenant, and condition of this Lease. The security deposited with Landlord pursuant to this Article 52.D shall be in addition to the security deposit previously paid by Tenant pursuant to the Lease and shall be subject to the provisions of Article 6 of this Lease.

          E.  Preoccupancy Work
              -----------------

               Notwithstanding any other provision of this Lease, the Additional Office Space shall be provided by Landlord to Tenant in "AS IS" condition.

          F.  Parking Option
              --------------

               Tenant shall have the right, on a one-time offer, to lease from Landlord three (3) parking permits in the Building garage in addition to those specified in Article 46 and Article 51.F. This parking option may be exercised by Tenant only upon the date on which Tenant executes this Lease Amendment No. 4. The additional parking permits shall be leased by Tenant at prevailing market rates, currently $80 per space, per month.

2.  A new Exhibit M is attached hereto and incorporated herein.

          IN WITNESS WHEREOF, on the day and year first hereinabove written, the undersigned have executed two copies of this Lease Amendment No. 4.

                                             LANDLORD
                                             --------

                                             International Telecommunications Satellite
                                             Organization

                                             3400 International Drive, N.W.
                                             Washington, D.C.20008-3098


Attest:     /s/ R. Lambert                   By:     /s/ Joseph Corbett
       ----------------------------------       -----------------------------------------
                Signed                                       Signed

                                                            Joseph Corbett
                                             --------------------------------------------
                                             Title:  Vice President &
                                                     Chief Financial Officer

                                             TENANT
                                             ------

                                             MIL 3, Inc.
                                             3400 International Drive, N.W.
                                             Pod 4L
                                             Washington, D.C.20008-3098

Attest:     /s/ A. Dalton                    By:     /s/ Joseph F. Greeves
       ----------------------------------       -----------------------------------------
                                                             Signed

                                                          Joseph F. Greeves
                                             --------------------------------------------
                                                                Typed
                                             Title:  Chief Financial Officer

                                                EXHIBIT M

                                  Mil 3 POD-3M

                                   3,987 s.f.

                        INTERNATIONAL TELECOMMUNICATIONS

                             SATELLITE ORGANIZATION

                       CERTIFICATE BY LANDLORD AND TENANT

                    AS TO DATE OF DELIVERY AND ACCEPTANCE OF

                         POSSESSION OF LEASED PREMISES

     Attached to and made a part of the Agreement of Lease, dated 18 June 1993, as amended by Lease Amendment No. 4, dated 08 April 1999, entered into by and between International Telecommunications Satellite Organization as Landlord, and MIL 3, Inc. as Tenant.

     Landlord and Tenant do hereby declare that possession of the Additional Office Space, 3,987 square feet located on the third level of Pod M of Phase If of the INTELSAT Building, all as more fully described in Lease Amendment No. 4, was accepted by Tenant on the 23rd day of January 1999. The commencement date for the term of lease for this Additional Office Space is hereby established as 23 January 1999, and the termination date shall be in accordance with Article 52, Paragraph B of Lease Amendment No. 4.

     In addition, Tenant acknowledges the exercising of their right to lease three (3) additional parking spaces within Phase II of the INTELSAT Building Parking Garage.

                                             LANDLORD

                                             INTELSAT


Attest:                                      By:     /s/ Robert A. Lambert
                                                -----------------------------------------
                                                         Robert A. Lambert, RPA, FMA
/s/ Karen K. Wilson
-------------------------------------------  Date:     13 April 1999
                                                  ---------------------------------------

                                             TENANT

                                             MIL 3, Inc.



Attest:                                      By:    /s/ Joseph F. Greeves
                                                -----------------------------------------
                                                       Joseph F. Greeves
/s/ A. Dalton
-----------------------------------------    Date:     4/12/99
                                                  ---------------------------------------

12 October 1999


Mr. Joseph Greeves
Chief Financial Officer
MIL-3, Inc.
3400 International Drive, N.W.
Suite 4L
Washington, D.C.  20008                                 VIA HAND DELIVERY
                                                        -----------------

Re:   Lease Amendment No. 5

Dear Mr. Greeves:

Enclosed for your files is one original, fully executed Amendment to Lease #INTEL-L- 1433 (Lease Amendment No. 5), entered into by and between International Telecommunications Satellite Organization as Landlord, and MIL-3, Inc. as Tenant.

If you have any questions, please call me at (202) 944-8235.

Sincerely,

CHARLES E. SMITH COMPANIES

/s/ Karen K. Wilson

Karen K. Wilson, RPA
Lease Administrator

/kkw
Enc.

cc:  Robert Lambert, INTELSAT
     John Navolio, C.E. Smith
     CES Lease File

                             LEASE AMENDMENT NO. 5
                             ---------------------

     THIS LEASE'AMENDMENT NO. 5 is made this 7th day of September, 1999, by and
                                             ---        ---------------
between the International Telecommunications Satellite Organization ("Landlord"), an international organization, and MIL 3, Inc., a corporation organized and existing under the laws of the State of Maryland ("Tenant") for the purpose of amending the LEASE dated 18 June 1993 between said parties.

     WHEREAS, Landlord and Tenant entered into an Agreement of Lease on 18 June 1993 (the "Lease") for certain office space (the "demised premises") located on the second and fourth levels of Pod L of Phase II of the office building situated at 3400 international Drive, N.W., Washington, D.C. 20008-3098;

     WHEREAS, Landlord and Tenant entered into Lease Amendment No. 1 on 26 October 1994 to provide for the temporary lease by Landlord to Tenant of certain office space on the second level of Pod L of Phase II;

     WHEREAS, Landlord and Tenant entered into Lease Amendment No. 2 on 28 April 1995 to provide for the temporary lease by Landlord to Tenant of certain office space on the second level of Pod L of Phase II;

     WHEREAS, Landlord and Tenant entered into Lease Amendment No. 3 on 8 September 1995 to extend the term of the Lease, to provide for the lease by Landlord to Tenant of certain office space on the second, third and fourth levels of Pod L of Phase II, and to amend other provisions of the Lease;

     WHEREAS, Landlord and Tenant entered into Lease Amendment No. 4 on 28 April 1999 to provide for the lease by Landlord to Tenant of certain office space on the third level of Pod M of Phase II;

     WHEREAS, Tenant desires to extend the initial term of the Lease for one year beyond the Lease Expiration Date of 31 December 1999, and Landlord is agreeable to that extension.

     NOW THEREFORE, in consideration of the mutual promises of Landlord and Tenant contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree to amend the Lease as follows:

1.  A new Article 53 shall be ADDED as follows:

    53.  ONE YEAR EXTENSION
         ------------------

         Notwithstanding Paragraph A of Article 2 and Paragraph B of Article 52 to this Lease, and without prejudice to Paragraph B of Article 2 ("Option to Renew") to this Lease, the initial-term of this Lease shall be extended for one year and shall expire at midnight on 31 December 2000. The fixed monthly rental shall be adjusted for the calendar year commencing on

     January 1, 2000 and on January 1 for each succeeding calendar year in accordance with Article 5 to this Lease.

     IN WITNESS WHEREOF, on the day and year first hereinabove written, the undersigned have executed two copies of this Lease Amendment No. 5.

                                             LANDLORD
                                             --------
                                             International Telecommunications Satellite
                                             Organization

                                             3400 International Drive, N.W.
                                             Washington, D.C.  20008-3098

Attest:

/s/ R. A. Lambert                            By:   /s/ Joseph Corbett
-------------------------------------------     ----------------------------------------
      Signed                                             Signed

                                                            Joseph Corbett
                                             --------------------------------------------
                                             Title:  Vice President &
                                                     Chief Financial Officer

                                             TENANT
                                             ------

                                             MIL 3, Inc.
                                             3400 International Drive, N.W.
                                             Pod 4L
                                             Washington, D.C.  20008-3098
Attest:

/s/ A. Dalton                                By:      /s/  Joseph F. Greeves
-------------------------------------------     ------------------------------------------
     Signed                                                   Signed

                                                          Joseph F. Greeves
                                              --------------------------------------------
                                                                Typed

                                              Title:  Chief Financial Officer

                                     -26-